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                                                                       EXHIBIT 4

                                AGENCY AGREEMENT
                             (AMENDED AND RESTATED)

                                 IN RESPECT OF A

                               U.S. $7,000,000,000

                         EURO MEDIUM TERM NOTE PROGRAMME

THIS AGREEMENT is made on 28th May, 2004 BETWEEN:

(1)      INTERNATIONAL LEASE FINANCE CORPORATION (the "ISSUER");

(2) CITIBANK, N.A. (the "AGENT", which expression shall include any successor agent appointed in accordance with clause 21); and

(3) DEXIA BANQUE INTERNATIONALE A LUXEMBOURG, SOCIETE ANONYME of 69, route d'Esch, L-2953 Luxembourg (together with the Agent, the "PAYING AGENTS" and each a "PAYING AGENT", which expression shall include any additional or successor paying agent appointed in accordance with clause 21).

WHEREAS:

(A) The parties hereto entered into an Agency Agreement (the "ORIGINAL AGENCY AGREEMENT") dated 15th May, 2002 in respect of a U.S.$4,000,000,000 Euro Medium Term Note Programme (the "PROGRAMME").

(B) The Original Agency Agreement was supplemented by a Supplemental Agency Agreement (the "SUPPLEMENTAL AGENCY AGREEMENT" and, together with the Original Agency Agreement, the "PRINCIPAL AGENCY AGREEMENT") dated 16th May, 2003 between the parties hereto to increase the Programme to U.S.$5,000,000,000.

(C) The parties hereto have agreed to make certain modifications to the Principal Agency Agreement including an increase in the size of the Programme to U.S.$7,000,000,000.

(D) This Agreement amends and restates the Principal Agency Agreement. Any Notes issued under the Programme on or after the date hereof shall be issued pursuant to this Agreement.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

(1) Terms and expressions defined in the Programme Agreement or the Notes or used in the applicable Pricing Supplement shall have the same meanings in this Agreement, except where the context requires otherwise or unless otherwise stated.

(2)      Without prejudice to the foregoing:

         "CALCULATION AGENCY AGREEMENT" in relation to any Series of Notes means an agreement in or substantially in the form of Schedule 1;

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         "CALCULATION AGENT" means, in relation to the Notes of any Series, the person appointed as calculation agent in relation to such Notes by the Issuer pursuant to the provisions of a Calculation Agency Agreement (or any other agreement) and shall include any successor calculation agent appointed in respect of such Notes;

         "CLEARSTREAM, LUXEMBOURG" Clearstream Banking, societe anonyme.

         "CONDITIONS" means, in relation to the Notes of any Series, the terms and conditions endorsed on or incorporated by reference into the Note or Notes constituting such Series, such terms and conditions being in or substantially in the form set out in Schedule 2 or in such other form, having regard to the terms of the Notes of the relevant Series, as may be agreed between the Issuer, the Agent and the relevant Dealer as modified and supplemented by the applicable Pricing Supplement;

         "COUPON" means an interest coupon appertaining to a Definitive Note (other than a Zero Coupon Note), such coupon being:

         (i) if appertaining to a Fixed Rate Note, in the form or substantially in the form set out in Part IVA of Schedule 5 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the Issuer, the Agent and the relevant Dealer; or

         (ii) if appertaining to a Floating Rate Note or an Index Linked Interest Note, in the form or substantially in the form set out in Part IVB of Schedule 5 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the Issuer, the Agent and the relevant Dealer; or

         (iii) if appertaining to a Definitive Note which is neither a Fixed Rate Note nor a Floating Rate Note nor an Index Linked Interest Note, in such form as may be agreed between the Issuer, the Agent and the relevant Dealer, and includes, where applicable, the Talon(s) appertaining thereto and any replacements for Coupons and Talons issued pursuant to Condition 10;

         "COUPONHOLDERS" means the several persons who are for the time being holders of the Coupons and shall, unless the context otherwise requires, include the holders of Talons;

         "DEFINITIVE NOTE" means a Note in definitive form issued or, as the case may require, to be issued by the Issuer in accordance with the provisions of the Programme Agreement or any other agreement between the Issuer and the relevant Dealer in exchange for a Global Note or part thereof, such Definitive Note being in or substantially in the form set out in Part III of Schedule 5 with such modifications (if any) as may be agreed between the Issuer, the Agent and the relevant Dealer and having the Conditions endorsed thereon or, if permitted by the relevant authority or authorities and agreed by the Issuer and the relevant Dealer, incorporated therein by reference and having the applicable Pricing Supplement (or the relevant provisions thereof) either incorporated therein or endorsed thereon and (except in the case of a Zero Coupon Note) having Coupons and, where appropriate, Receipts and/or Talons attached thereto on issue;

         "DISTRIBUTION COMPLIANCE PERIOD" has the meaning given to such term in Regulation S under the Securities Act;

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                                       3

         "DUAL CURRENCY NOTE" means a Note in respect of which payments of principal and/or interest are made or to be made in such different currencies, and at rates of exchange calculated upon such basis or bases, as the Issuer and the relevant Dealer may agree, as indicated in the applicable Pricing Supplement;

         "EUROCLEAR" means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

         "FIXED RATE NOTE" means a Note on which interest is calculated at a fixed rate payable in arrear on one or more Interest Payment Dates in each year as may be agreed between the Issuer and the relevant Dealer, as indicated in the applicable Pricing Supplement;

         "FLOATING RATE NOTE" means a Note on which interest is calculated at a floating rate, payable in arrear on one or more Interest Payment Dates in each year as may be agreed between the Issuer and the relevant Dealer, as indicated in the applicable Pricing Supplement;

         "GLOBAL NOTE" means a Temporary Global Note and/or a Permanent Global Note, as the context may require;

         "INDEX LINKED INTEREST NOTE" means a Note in respect of which the amount in respect of interest payable is calculated by reference to an index and/or a formula as the Issuer and the relevant Dealer may agree, as indicated in the applicable Pricing Supplement;

         "INDEX LINKED NOTE" means an Index Linked Interest Note and/or an Index Linked Redemption Note, as applicable;

         "INDEX LINKED REDEMPTION NOTE" means a Note in respect of which the amount in respect of principal payable is calculated by reference to an index and/or a formula as the Issuer and the relevant Dealer may agree, as indicated in the applicable Pricing Supplement;

         "INTEREST COMMENCEMENT DATE" means, in the case of interest-bearing Notes, the date specified in the applicable Pricing Supplement from and including which such Notes bear interest, which may or may not be the Issue Date;

         "ISSUE DATE" means, in respect of any Note, the date of issue and purchase of such Note pursuant to clause 2 of the Programme Agreement or any other agreement between the Issuer and the relevant Dealer being, in the case of any Definitive Note represented initially by a Global Note, the same date as the date of issue of the Global Note which initially represented such Note;

         "ISSUE PRICE" means the price, generally expressed as a percentage of the nominal amount of the Notes, at which the Notes will be issued;

         "NOTE" means a note issued or to be issued by the Issuer pursuant to the Programme Agreement or any other agreement between the Issuer and the relevant Dealer;

         "NOTEHOLDERS" means the several persons who are for the time being the bearers of Notes save that, in respect of the Notes of any Series, for so long as such Notes or any part thereof are represented by a Global Note held on behalf of Euroclear and Clearstream, Luxembourg, each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes of such Series (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount

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         of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such nominal amount of such Notes (and the bearer of the relevant Global Note shall be deemed not to be the holder) for all purposes other than with respect to the payment of principal or interest on such Notes, for which purpose the bearer of the relevant Global Note shall be treated by the Issuer and any Paying Agent as the holder of such Notes in accordance with and subject to the terms of the relevant Global Note and the expressions "NOTEHOLDER", "HOLDER OF NOTES" and related expressions shall be construed accordingly;

         "OUTSTANDING" means, in relation to the Notes of any Series, all the Notes issued other than:

         (a) those Notes which have been redeemed and cancelled pursuant to the Conditions;

         (b) those Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys wherefor (including all interest (if any) accrued thereon to the date for such redemption and any interest (if any) payable under the Conditions after such date) have been duly paid to or to the order of the Agent in the manner provided herein (and where appropriate notice to that effect has been given to the relevant Noteholders in accordance with the Conditions) and remain available for payment against presentation of the relevant Notes and/or Receipts and/or Coupons;

         (c) those Notes which have been purchased and cancelled in accordance with the Conditions;

         (d) those Notes in respect of which claims have become prescribed under the Conditions;

         (e) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to the Conditions;

         (f) (for the purpose only of ascertaining the nominal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to the Conditions; and

         (g) any Temporary Global Note to the extent that it shall have been exchanged for Definitive Notes or a Permanent Global Note and any Permanent Global Note to the extent that it shall have been exchanged for Definitive Notes in each case pursuant to its provisions,

         PROVIDED THAT for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Noteholders of the Series; and

         (ii) the determination of how many and which Notes of the Series are for the time being outstanding for the purposes of Condition 14 and paragraphs 2, 5 and 6 of Schedule 4,

         those Notes (if any) which are for the time being held by, for the benefit of, or on behalf of, the Issuer or any Subsidiary of the Issuer shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

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                                       5

         "PERMANENT GLOBAL NOTE" means a global note in the form or substantially in the form set out in Part II of Schedule 5 together with the copy of the applicable Pricing Supplement attached thereto with such modifications (if any) as may be agreed between the Issuer, the Agent and the relevant Dealer, comprising some or all of the Notes of the same Series issued by the Issuer pursuant to the Programme Agreement or any other agreement between the Issuer and the relevant Dealer;

         "PROGRAMME AGREEMENT" means the programme agreement (amended and restated) dated the date of this Agreement between the Issuer and the Dealers named in it;

         "PUT NOTICE" means a notice in the form set out in Schedule 3;

         "RECEIPT" means a receipt attached on issue to a Definitive Note redeemable in instalments for the payment of an instalment of principal, such receipt being in or substantially in the form set out in Part V of Schedule 5 or in such other form as may be agreed between the Issuer, the Agent and the relevant Dealer and includes any replacements for Receipts issued pursuant to Condition 10;

         "RECEIPTHOLDERS" means the several persons who are for the time being holders of the Receipts;

         "REFERENCE BANKS" means, in the case of a determination of LIBOR, the principal London office of four major banks in the London inter-bank market and, in the case of a determination of EURIBOR, the principal Euro-zone office of four major banks in the Euro-zone inter-bank market, in each case selected by the Agent or as specified in the applicable Pricing Supplement;

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended;

         "SERIES" means a Tranche of Notes together with any further Tranche or Tranches of Notes which are (i) expressed to be consolidated and form a single series and (ii) identical in all respects (including as to listing) except for their respective Issue Dates, Interest Commencement Dates and/or Issue Prices and the expressions "NOTES OF THE RELEVANT SERIES" and "HOLDERS OF NOTES OF THE RELEVANT SERIES" and related expressions shall be construed accordingly;

         "SPECIFIED TIME" means 11:00 a.m. (London time, in the case of a determination of LIBOR, or Brussels time, in the case of a determination of EURIBOR);

         "TALON" means a talon attached on issue to a Definitive Note (other than a Zero Coupon Note) which is exchangeable in accordance with the provisions therein contained for further Coupons appertaining to such Note, such talon being in or substantially in the form set out in Part VI of Schedule 5 or in such other form as may be agreed between the Issuer, the Agent and the relevant Dealer and includes any replacements for Talons issued pursuant to Condition 10;

         "TEMPORARY GLOBAL NOTE" means a global note in the form or substantially in the form set out in Part I of Schedule 5 together with the copy of the applicable Pricing Supplement attached thereto with such modifications (if any) as may be agreed between the Issuer, the Agent and the relevant Dealer, comprising some or all of the Notes of the same Series issued by the Issuer pursuant to the Programme Agreement or any other agreement between the Issuer and the relevant Dealer;

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                                       6

         "TRANCHE" means Notes which are identical in all respects (including as to listing); and

         "ZERO COUPON NOTE" means a Note on which no interest is payable.

(3) Words denoting the singular number only shall include the plural number also and vice versa, words denoting one gender only shall include the other gender and words denoting persons only shall include firms and corporations and vice versa.

(4) All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

(5) Any references to Notes shall, unless the context otherwise requires, include any Global Note representing such Notes.

(6) For the purposes of this Agreement, the Notes of each Series shall form a separate series of Notes and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Notes of each Series and in this Agreement the expressions "NOTES", "NOTEHOLDERS", "RECEIPTS", "RECEIPTHOLDERS", "COUPONS", "COUPONHOLDERS", "TALONS" and related expressions shall be construed accordingly.

(7) All references in this Agreement to principal and/or interest or both in respect of the Notes or to any moneys payable by the Issuer under this Agreement shall be construed in accordance with Condition 5(f).

(8) All references in this Agreement to the "RELEVANT CURRENCY" shall be construed as references to the currency or composite currency in which payments in respect of the relevant Notes and/or Coupons are to be made, according to the terms thereof, if relevant.

(9) In this Agreement, clause headings are inserted for convenience and ease of reference only and shall not affect the interpretation of this Agreement. All references in this Agreement to the provisions of any statute shall be deemed to be references to that statute as from time to time modified, extended, amended or re-enacted or to any statutory instrument, order or regulation made thereunder or under such re-enactment.

(10) All references in this Agreement to an agreement, instrument or other document (including, without limitation, this Agreement, the Programme Agreement, the Procedures Memorandum, the Notes and any Conditions appertaining thereto, the Receipts and the Coupons) shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied or supplemented from time to time.

(11) Any references herein to Euroclear and/or Clearstream, Luxembourg shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearing system approved by the Issuer and the Agent.

2.       APPOINTMENT OF AGENTS

(1) The Agent is hereby appointed, and the Agent hereby agrees to act, as agent of the Issuer, upon the terms and subject to the conditions set out below, for the purposes of, inter alia:

         (a) completing, authenticating and delivering Temporary Global Notes and Permanent Global Notes and (if required) authenticating and delivering Definitive Notes;

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                                       7

         (b) exchanging Temporary Global Notes for Permanent Global Notes or Definitive Notes, as the case may be, in accordance with the terms of such Temporary Global Notes and making all notations on such Temporary Global Notes required in accordance with their terms;

         (c) exchanging Permanent Global Notes for Definitive Notes in accordance with the terms of such Permanent Global Notes and making all notations on such Permanent Global Notes required in accordance with their terms;

         (d) paying sums due on Global Notes, Definitive Notes, Receipts and Coupons;

         (e) exchanging Talons for Coupons in accordance with the Conditions;

         (f) determining the end of the Distribution Compliance Period applicable to each Tranche in accordance with clause 5 below;

         (g) unless otherwise specified in the applicable Pricing Supplement, determining the interest and/or other amounts payable in respect of the Notes in accordance with the Conditions;

         (h) arranging on behalf of and at the expense of the Issuer for notices to be communicated to the Noteholders in accordance with the Conditions;

         (i) ensuring that, as directed by the Issuer, all necessary action is taken to comply with any reporting requirements of any competent authority in respect of any relevant currency as may be in force from time to time with respect to the Notes to be issued under the Programme;

         (j) subject to the Procedures Memorandum, submitting to the relevant authority or authorities such number of copies of each Pricing Supplement which relates to Notes which are to be listed as the relevant authority or authorities may reasonably require;

         (k) acting as Calculation Agent in respect of Notes where named as such in the applicable Pricing Supplement; and

         (l) performing all other obligations and duties imposed upon it by the Conditions, this Agreement and the Procedures Memorandum.

(2) Each Paying Agent is hereby appointed, and each Paying Agent hereby agrees to act, as paying agent of the Issuer, upon the terms and subject to the conditions set out below, for the purposes of paying sums due on any Notes, Receipts and Coupons and performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

3.       ISSUE OF GLOBAL NOTES

(1) Subject to subclause (3) below, following receipt of a faxed copy of a Pricing Supplement signed by the Issuer, the Issuer hereby authorises the Agent and the Agent hereby agrees, to take the steps required of the Agent in the Procedures Memorandum.

(2) For the purpose of subclause (1), the Agent will, inter alia, on behalf of the Issuer:

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                                       8

         (a) prepare a Temporary Global Note by attaching a copy of the applicable Pricing Supplement to a copy of the signed master Temporary Global Note;

         (b)      authenticate such Temporary Global Note;

         (c) deliver such Temporary Global Note to the specified common depositary of Euroclear and Clearstream, Luxembourg against receipt from the common depositary of confirmation that such common depositary is holding the Temporary Global Note in safe custody for the account of Euroclear and Clearstream, Luxembourg and instruct Euroclear or Clearstream, Luxembourg or both of them (as the case may be) unless otherwise agreed in writing between the Agent and the Issuer (A) in the case of Notes issued on a non-syndicated basis, to credit the Notes represented by such Temporary Global Note to the Agent's distribution account, and (B) in the case of Notes issued on a syndicated basis, to hold the Notes represented by such Temporary Global Note to the Issuer's order; and

         (d) ensure that the Notes of each Tranche are assigned, as applicable, security numbers (including, but not limited to, common codes and ISINs) which are different from the security numbers assigned to Notes of any other Tranche of the same Series until at least expiry of the applicable Distribution Compliance Period of such Tranche.

(3) The Agent shall only be required to perform its obligations under subclause (1) above if it holds:

         (a) a master Temporary Global Note duly executed by a person or persons duly authorised to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Temporary Global Notes in accordance with subclause
                  (2); and

         (b) a master Permanent Global Note duly executed by a person or persons authorised to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Permanent Global Notes in accordance with clause 4 below.

4.       EXCHANGE OF GLOBAL NOTES

(1)      The Agent shall determine the Exchange Date for each Temporary Global
         Note in accordance with the terms thereof. Forthwith upon determining any Exchange Date, the Agent shall notify such determination to the Issuer, the other Paying Agents, the relevant Dealer, Euroclear and Clearstream, Luxembourg. On and after the Exchange Date, the Agent shall deliver, upon notice from Euroclear and Clearstream, Luxembourg, a Permanent Global Note or Definitive Notes, as the case may be, in accordance with the terms of the Temporary Global Note.

(2) Where a Temporary Global Note is to be exchanged for a Permanent Global Note, the Agent is hereby authorised by the Issuer and instructed:

         (a) in the case of the first Tranche of any Series of Notes, to prepare and complete a Permanent Global Note in accordance with the terms of the Temporary Global Note applicable to such Tranche by attaching a copy of the applicable Pricing Supplement to a copy of the master Permanent Global Note;

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                                       9

         (b) in the case of the first Tranche of any Series of Notes, to authenticate such Permanent Global Note;

         (c) in the case of the first Tranche of any Series of Notes, to deliver such Permanent Global Note to the common depositary which is holding the Temporary Global Note applicable to such Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg either in exchange for such Temporary Global Note or, in the case of a partial exchange, on entering details of such partial exchange of the Temporary Global Note in the relevant spaces in Schedule Two of both the Temporary Global Note and the Permanent Global Note; and

         (d) in any other case, to attach a copy of the applicable Pricing Supplement to the Permanent Global Note applicable to the relevant Series and to enter details of any exchange in whole or part as aforesaid.

(3) Where a Global Note is to be exchanged for Definitive Notes in accordance with its terms, the Agent is hereby authorised by the Issuer and instructed:

         (a) to authenticate such Definitive Notes in accordance with the provisions of this Agreement; and

         (b) to deliver such Definitive Notes to or to the order of Euroclear and/or Clearstream, Luxembourg.

(4) Upon any exchange of all or a portion of an interest in a Temporary Global Note for an interest in a Permanent Global Note or upon any exchange of all or a portion of an interest in a Global Note for Definitive Notes, the relevant Global Note shall be endorsed by the Agent to reflect the reduction of its nominal amount by the aggregate nominal amount so exchanged and, where applicable, the Permanent Global Note shall be endorsed by the Agent or on its behalf to reflect the increase in its nominal amount as a result of any exchange for an interest in the Temporary Global Note. Until exchanged in full, the holder of an interest in any Global Note shall in all respects be entitled to the same benefits under this Agreement as the holder of Definitive Notes, Receipts and Coupons authenticated and delivered hereunder, subject as set out in the Conditions. The Agent is hereby authorised on behalf of the Issuer (a) to endorse or to arrange for the endorsement of the relevant Global Note to reflect the reduction in the nominal amount represented thereby by the amount so exchanged and, if appropriate, to endorse the Permanent Global Note to reflect any increase in the nominal amount represented thereby and, in either case, to sign in the relevant space on the relevant Global Note recording such exchange and reduction or increase and (b) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Global Note.

(5) The Agent shall notify the Issuer forthwith upon receipt of a request for issue of Definitive Notes in accordance with the provisions of a Global Note and the aggregate nominal amount of such Global Note to be exchanged in connection therewith. The Issuer undertakes to deliver to the Agent sufficient numbers of executed Definitive Notes with, if applicable, Receipts, Coupons and Talons attached to enable the Agent to comply with its obligations under this Agreement.

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                                       10

5.       DETERMINATION OF END OF DISTRIBUTION COMPLIANCE PERIOD

(1) In the case of a Tranche in respect of which there is only one Dealer, the Agent will determine the end of the Distribution Compliance Period in respect of such Tranche as being the fortieth day following the date certified by the relevant Dealer to the Agent as being the date as of which distribution of the Notes of that Tranche was completed.

(2) In the case of a Tranche in respect of which there is more than one Dealer but which is not issued on a syndicated basis, the Agent will determine the end of the Distribution Compliance Period in respect of such Tranche as being the fortieth day following the latest of the dates certified by all the relevant Dealers to the Agent as being the respective dates as of which distribution of the Notes of that Tranche purchased by each such Dealer was completed.

(3) In the case of a Tranche issued on a syndicated basis, the Agent will determine the end of the Distribution Compliance Period in respect of such Tranche as being the fortieth day following the date certified by the Lead Manager to the Agent as being the date as of which distribution of the Notes of that Tranche was completed.

(4) Forthwith upon determining the end of the Distribution Compliance Period in respect of any Tranche, the Agent shall notify such determination to the Issuer, Euroclear, Clearstream, Luxembourg and the relevant Dealer or Lead Manager, as the case may be.

6.       TERMS OF ISSUE

(1) The Agent shall cause all Notes delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that such Notes are issued only in accordance with the provisions of this Agreement, the Conditions and, where applicable, the relevant Global Notes.

(2) Subject to the procedures set out in the Procedures Memorandum, for the purposes of clause 3, the Agent is entitled to treat a telephone, telex or facsimile communication from a person purporting to be (and whom the Agent believes in good faith to be) the authorised representative of the Issuer named in the list referred to in, or notified pursuant to, clause 19(7) below, or any other list duly provided for such purpose by the Issuer to the Agent, as sufficient instructions and authority of the Issuer for the Agent to act in accordance with clause 3.

(3) In the event that a person who has signed a master Global Note held by the Agent on behalf of the Issuer ceases to be authorised as described in clause 19(7), the Agent shall (unless the Issuer gives notice to the Agent that Notes signed by that person do not constitute valid and binding obligations of the Issuer or otherwise until replacements have been provided to the Agent) continue to have authority to issue Notes signed by that person, and the Issuer hereby warrants to the Agent that such Notes shall be valid and binding obligations of the Issuer. Promptly upon such person ceasing to be authorised, the Issuer shall provide the Agent with replacement master Global Notes and the Agent shall, upon receipt of such replacements, cancel and destroy the master Global Notes held by it which are signed by such person and shall provide the Issuer with a certificate of destruction in respect thereof, specifying the master Global Notes so cancelled and destroyed.

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                                       11

(4) The Agent will provide Euroclear and/or Clearstream, Luxembourg with the notifications, instructions or information to be given by the Agent to Euroclear and/or Clearstream, Luxembourg.

(5) If the Agent pays an amount (the "ADVANCE") to the Issuer on the basis that a payment (the "PAYMENT") has been or will be received from a Dealer and if the Payment is not received by the Agent on the date the Agent pays the Issuer, the Issuer shall repay to the Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date such Advance is made to (but excluding) the earlier of repayment of the Advance or receipt by the Agent of the Payment (at a rate quoted at that time by the Agent as its cost of funding the Advance, provided that evidence of the basis of such rate is given to the Issuer). For the avoidance of doubt, the Agent shall not be obliged to pay any amount to the Issuer if it has not received satisfactory confirmation that it is to receive such amount from a Dealer.

(6) Except in the case of issues where the Agent does not act as receiving bank for the Issuer in respect of the purchase price of the Notes being issued, if on the relevant Issue Date a Dealer does not pay the full purchase price due from it in respect of any Note (the "DEFAULTED NOTE") and, as a result, the Defaulted Note remains in the Agent's distribution account with Euroclear and/or Clearstream, Luxembourg after such Issue Date, the Agent will continue to hold the Defaulted Note to the order of the Issuer. The Agent shall notify the Issuer forthwith of the failure of the Dealer to pay the full purchase price due from it in respect of any Defaulted Note and, subsequently, shall
         (i) notify the Issuer forthwith upon receipt from the Dealer of the full purchase price in respect of such Defaulted Note and (ii) pay to the Issuer the amount so received.

7.       PAYMENTS

(1) The Issuer will, before 10.00 a.m. (local time in the relevant financial centre of the payment or, in the case of a payment in euro, London time), on each date on which any payment in respect of any Note becomes due under the Conditions, transfer to an account specified by the Agent such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Agent and the Issuer may agree.

(2) Any funds paid by or by arrangement with the Issuer to the Agent pursuant to subclause (1) shall be held in the relevant account referred to in subclause (1) for payment to the Noteholders, Receiptholders or Couponholders, as the case may be, until any Notes or matured Receipts and Coupons become void under Condition 8. In that event the Agent shall forthwith repay to the Issuer sums equivalent to the amounts which would otherwise have been repayable on the relevant Notes, Receipts or Coupons.

(3) The Issuer will ensure that no later than 10.00 a.m. (London time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Agent pursuant to subclause (1), the Agent shall receive a payment confirmation by telex from the paying bank of the Issuer. For the purposes of this subclause, "BUSINESS DAY" means a day on which commercial banks and foreign exchange markets settle payments in Los Angeles and London.

(4)      The Agent shall notify each of the other Paying Agents forthwith:

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                                       12

         (a) if it has not by the relevant date specified in clause 7(1) received unconditionally the full amount in the Specified Currency required for the payment; and

         (b) if it receives unconditionally the full amount of any sum payable in respect of the Notes, Receipts or Coupons after such date.

         The Agent shall, at the expense of the Issuer, forthwith upon receipt of any amount as described in subparagraph (b), cause notice of that receipt to be published under Condition 13.

(5) The Agent shall ensure that payments of both principal and interest in respect of a Temporary Global Note will only be made if certification of non-U.S. beneficial ownership as required by U.S. Treasury regulations (in the form set out in the Temporary Global Note) has been received from Euroclear and/or Clearstream, Luxembourg in accordance with the terms thereof.

(6) Unless it has received notice pursuant to subclause (4)(a) above, each Paying Agent shall pay or cause to be paid all amounts due in respect of the Notes on behalf of the Issuer in the manner provided in the Conditions. If any payment provided for in subclause (1) is made late but otherwise in accordance with the provisions of this Agreement, the relevant Paying Agent shall nevertheless make payments in respect of the Notes as aforesaid following receipt by it of such payment.

(7) If for any reason the Agent considers in its sole discretion that the amounts to be received by it pursuant to subclause (1) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Notes, no Paying Agent shall be obliged to pay any such claims until the Agent has received the full amount of all such payments.

(8) Without prejudice to subclauses (6) and (7), if the Agent pays any amounts to the holders of Notes, Receipts or Coupons or to any other Paying Agent at a time when it has not received payment in full in respect of the relevant Notes in accordance with subclause (1) (the excess of the amounts so paid over the amounts so received being the "SHORTFALL"), the Issuer will, in addition to paying amounts due under subclause (1), pay to the Agent on demand interest (at a rate which represents the Agent's cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Agent of the Shortfall.

(9) The Agent shall on demand promptly reimburse each other Paying Agent for payments in respect of Notes properly made by such Paying Agent in accordance with this Agreement and the Conditions unless the Agent has notified the relevant Paying Agent, prior to its opening of business on the due date of a payment in respect of the Notes, that the Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of such Notes.

(10) Whilst any Notes are represented by Global Notes, all payments due in respect of such Notes shall be made to, or to the order of, the holder of the Global Notes, subject to and in accordance with the provisions of the Global Notes. On the occasion of any such payment, the Paying Agent to which any Global Note was presented for the purpose of making such payment shall cause the appropriate Schedule to the relevant Global Note to be annotated so as to evidence the amounts and dates of such payments of principal and/or interest as applicable.

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                                       13

(11) If the amount of principal and/or interest then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made therefrom or a certification required by the terms of a Note not being received), the Paying Agent to which a Note, Receipt or Coupon (as the case may be) is presented for the purpose of making such payment shall make a record of such shortfall on the relevant Note, Receipt or Coupon and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.

8.       DETERMINATIONS AND NOTIFICATIONS IN RESPECT OF NOTES AND INTEREST
         DETERMINATION

(1)      DETERMINATIONS AND NOTIFICATIONS

         (a) The Agent shall, unless otherwise specified in the applicable Pricing Supplement, make all such determinations and calculations (howsoever described) as it is required to do under the Conditions, all subject to and in accordance with the Conditions.

         (b) The Agent shall not be responsible to the Issuer or to any third party as a result of the Agent having acted on any quotation given by any Reference Bank which subsequently may be found to be incorrect.

         (c) The Agent shall promptly notify (and confirm in writing to) the Issuer, the other Paying Agents and (in respect of a Series of Notes listed on a Stock Exchange) the relevant Stock Exchange of, inter alia, each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions as soon as practicable after the determination thereof and of any subsequent amendment thereto pursuant to the Conditions.

         (d) The Agent shall use its best endeavours to cause each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions to be published as required in accordance with the Conditions as soon as possible after their determination or calculation.

         (e) If the Agent does not at any material time for any reason determine and/or calculate and/or publish the Rate of Interest, Interest Amount and/or Interest Payment Date in respect of any Interest Period or any other amount, rate or date as provided in this clause, it shall forthwith notify the Issuer and the other Paying Agents of such fact.

         (f) Determinations with regard to Notes (including, without limitation, Index Linked Notes and Dual Currency Notes) required to be made by a Calculation Agent specified in the applicable Pricing Supplement shall be made in the manner so specified. Unless otherwise agreed between the Issuer and the relevant Dealer or the Lead Manager, as the case may be, or unless the Agent is the Calculation Agent (in which case the provisions of this Agreement shall apply), such determinations shall be made on the basis of a Calculation Agency Agreement substantially in the form of Schedule 1. Notes of any Series may specify additional duties and obligations of any Paying Agent, the performance of which will be agreed between the Issuer and the relevant Paying Agent prior to the relevant Issue Date.

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                                       14

(2) INTEREST DETERMINATION, SCREEN RATE DETERMINATION INCLUDING FALLBACK PROVISIONS

         (a) Where Screen Rate Determination is specified in the applicable Pricing Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will, subject as provided below, be either:

                  (i)      the offered quotation; or

                  (ii) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

                  (expressed as a percentage rate per annum), for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at the Specified Time on the Interest Determination Date in question plus or minus (as indicated in the applicable Pricing Supplement) the Margin (if any), all as determined by the Agent. If five or more such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

         (b) If the Relevant Screen Page is not available or if, in the case of clause 8(2)(a)(i), no such offered quotation appears or, in the case of clause 8(2)(a)(ii), fewer than three such offered quotations appear, in each case as at the Specified Time the Agent shall request each of the Reference Banks to provide the Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate at approximately the Specified Time on the Interest Determination Date in question. If two or more of the Reference Banks provide the Agent with such offered quotations, the Rate of Interest for such Interest Period shall be the arithmetic mean (rounded if necessary to the fifth decimal place with 0.000005 being rounded upwards) of such offered quotations plus or minus (as appropriate) the Margin (if any), all as determined by the Agent.

         (c) If on any Interest Determination Date one only or none of the Reference Banks provides the Agent with such offered quotations as provided in the preceding paragraph, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Agent determines as being the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the rates, as communicated to (and at the request of) the Agent by the Reference Banks or any two or more of them, at which such banks were offered, at approximately the Specified Time on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in the London inter-bank market (if the Reference Rate is LIBOR) or the Euro-zone inter-bank market (if the Reference Rate is EURIBOR) plus or minus (as appropriate) the Margin (if any) or, if fewer than two of the Reference Banks provide the Agent with such offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean (rounded as provided above) of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, at which, at approximately the Specified Time on the relevant Interest Determination Date, any one or more banks

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                                       15

                  (which bank or banks is or are in the opinion of the Issuer suitable for such purpose) informs the Agent it is quoting to leading banks in the London inter-bank market (if the Reference Rate is LIBOR) or the Euro-zone inter-bank market (if the Reference Rate is EURIBOR) plus or minus (as appropriate) the Margin (if any), provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period, in place of the Margin relating to that last preceding Interest Period).

         (d) If the Reference Rate from time to time in respect of Floating Rate Notes is specified in the applicable Pricing Supplement as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Notes will be determined as provided in the applicable Pricing Supplement.

9.       NOTICE OF ANY WITHHOLDING OR DEDUCTION

(1) If the Issuer is, in respect of any payment, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions, it shall give notice thereof to the Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Agent such information as it shall require to enable it to comply with such requirement.

(2) If any Paying Agent is, in respect of any payment of principal or interest in respect of the Notes, compelled to withhold or deduct any amount for or on account of any taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions, other than arising under subclause (1) above or by virtue of the relevant holder failing to perform any certification or other requirement in respect of its Notes, it shall give notice thereof to the Issuer and the Agent as soon as it becomes aware of such compulsion to withhold or deduct.

10.      DUTIES OF THE PAYING AGENTS IN CONNECTION WITH EARLY REDEMPTION

(1) If the Issuer decides to redeem any Notes for the time being outstanding prior to their Maturity Date in accordance with the Conditions, the Issuer shall give notice of such decision to the Agent stating the date on which such Notes are to be redeemed and the nominal amount of Notes to be redeemed not less than 15 days before the date on which the Issuer will give notice to the Noteholders in accordance with the Conditions of such redemption in order to enable the Agent to undertake its obligations herein and in the Conditions.

(2) If some only of the Notes are to be redeemed on such date, the Agent shall, in the case of Definitive Notes, make the required drawing in accordance with the Conditions but shall give the Issuer reasonable notice of the time and place proposed for such drawing and the Issuer shall be entitled to send representatives to attend such drawing and shall, in the case of Notes in global form, co-ordinate the selection of Notes to be redeemed with Euroclear and Clearstream, Luxembourg, all in accordance with the Conditions.

(3) The Agent shall publish the notice required in connection with any such redemption and shall, if applicable, at the same time also publish a separate list of the serial numbers of any

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                                       16

         Notes in definitive form previously drawn and not presented for redemption. Such notice shall specify the date fixed for redemption, the redemption amount, the manner in which redemption will be effected and, in the case of a partial redemption of Definitive Notes, the serial numbers of the Notes to be redeemed. Such notice will be published in accordance with the Conditions. The Agent will also notify the other Paying Agents of any date fixed for redemption of any Notes.

(4) Each Paying Agent will keep a stock of notices ("PUT NOTICES") in the form set out in Schedule 3 and will make such notices available on demand to holders of Definitive Notes, the Conditions of which provide for redemption at the option of Noteholders. Upon receipt of any such Note deposited in the exercise of such option in accordance with the Conditions, the Paying Agent with which such Note is deposited shall hold such Note (together with any Receipts, Coupons and Talons relating to it deposited with it) on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of such option, when, subject as provided below, it shall present such Note (and any such unmatured Receipts, Coupons and Talons) to itself for payment of the amount due thereon together with any interest due on such date in accordance with the Conditions and shall pay such moneys in accordance with the directions of the Noteholder contained in the relevant Put Notice. If, prior to such due date for its redemption, an Event of Default has occurred and is continuing or such Note becomes immediately due and repayable or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned shall post such Note (together with any such Receipts, Coupons and Talons) by uninsured post to, and at the risk of, the relevant Noteholder, unless the Noteholder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes, at such address as may have been given by the Noteholder in the relevant Put Notice. At the end of each period for the exercise of such option, each Paying Agent shall promptly notify the Agent of the principal amount of the Notes in respect of which such option has been exercised with it together with their serial numbers and the Agent shall promptly notify such details to the Issuer.

11.      RECEIPT AND PUBLICATION OF NOTICES

(1) Forthwith upon the receipt by the Agent of a demand or notice from any Noteholder in accordance with the Conditions, the Agent shall forward a copy thereof to the Issuer.

(2) On behalf of and at the request and expense of the Issuer, the Agent shall cause to be published all notices required to be given by the Issuer to the Noteholders in accordance with the Conditions.

12.      CANCELLATION OF NOTES, RECEIPTS, COUPONS AND TALONS

(1) All Notes which are redeemed, all Global Notes which are exchanged in full, all Receipts or Coupons which are paid and all Talons which are exchanged shall be cancelled by the Paying Agent by which they are redeemed, exchanged or paid. In addition, all Notes which are purchased by or on behalf of the Issuer or any of its Subsidiaries and are surrendered to a Paying Agent for cancellation, together (in the case of Definitive Notes) with all unmatured Receipts, Coupons or Talons (if any) attached thereto or surrendered therewith, shall be cancelled by the Paying Agent to which they are surrendered. Each of the Paying Agents shall give to the Agent details of all payments made by it and shall deliver all cancelled Notes, Receipts, Coupons and Talons to the Agent or as the Agent may specify.

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                                       17

(2) The Agent shall deliver to the Issuer as soon as reasonably practicable and in any event within three months after the date of such repayment, payment, cancellation or replacement, as the case may be, a certificate stating:

         (a) the aggregate nominal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

         (b) the number of Notes cancelled together (in the case of Notes in definitive form) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

         (c)      the aggregate amount paid in respect of interest on the Notes;

         (d) the total number by maturity date of Receipts, Coupons and Talons so cancelled; and

         (e) (in the case of Definitive Notes) the serial numbers of such Notes.

(3) The Agent shall destroy all cancelled Notes, Receipts, Coupons and Talons and, forthwith upon destruction, furnish the Issuer with a certificate stating the serial numbers of the Notes (in the case of Notes in definitive form) and the number by maturity date of Receipts, Coupons and Talons so destroyed.

(4)      Without prejudice to the obligations of the Agent pursuant to subclause
         (2), the Agent shall keep a full and complete record of all Notes, Receipts, Coupons and Talons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer or any of its Subsidiaries and cancellation, payment or replacement (as the case may be) and of all replacement Notes, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Receipts, Coupons or Talons. The Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of ten years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Agent shall at all reasonable times make such record available to the Issuer and any persons authorised by it for inspection and for the taking of copies thereof or extracts therefrom.

13.      ISSUE OF REPLACEMENT NOTES, RECEIPTS, COUPONS AND TALONS

(1) The Issuer will cause a sufficient quantity of additional forms of Notes, Receipts, Coupons and Talons to be available, upon request, to the Agent at its specified office for the purpose of issuing replacement Notes, Receipts, Coupons and Talons as provided below.

(2) The Agent will, subject to and in accordance with the Conditions and the following provisions of this clause, cause to be delivered any replacement Notes, Receipts, Coupons and Talons which the Issuer may determine to issue in place of Notes, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

(3) In the case of a mutilated or defaced Note, the Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may reasonably require) any replacement Note will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

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                                       18

(4) The Agent shall obtain verification in the case of an allegedly lost, stolen or destroyed Note, Receipt, Coupon or Talon in respect of which the serial number is known, that the Note, Receipt, Coupon or Talon has not previously been redeemed, paid or exchanged, as the case may be. The Agent shall not issue any replacement Note, Receipt, Coupon or Talon unless and until the claimant therefor shall have:

         (a) paid such costs and expenses as may be incurred in connection therewith;

         (b) furnished it with such evidence and indemnity as the Issuer may reasonably require; and

         (c) in the case of any mutilated or defaced Note, Receipt, Coupon or Talon, surrendered it to the Agent.

(5) The Agent shall cancel any mutilated or defaced Notes, Receipts, Coupons and Talons in respect of which replacement Notes, Receipts, Coupons and Talons have been issued pursuant to this clause and shall furnish the Issuer with a certificate stating the serial numbers of the Notes, Receipts, Coupons and Talons so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy such cancelled Notes, Receipts, Coupons and Talons and furnish the Issuer with a destruction certificate containing the information specified in clause 12(3).

(6) The Agent shall, on issuing any replacement Note, Receipt, Coupon or Talon, forthwith inform the Issuer and the other Paying Agents of the serial number of such replacement Note, Receipt, Coupon or Talon issued and (if known) of the serial number of the Note, Receipt, Coupon or Talon in place of which such replacement Note, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued pursuant to the provisions of this clause, the Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

(7) The Agent shall keep a full and complete record of all replacement Notes, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Issuer and any persons authorised by it for inspection and for the taking of copies thereof or extracts therefrom.

(8) Whenever any Note, Receipt, Coupon or Talon for which a replacement Note, Receipt, Coupon or Talon has been issued and in respect of which the serial number is known is presented to a Paying Agent for payment, the relevant Paying Agent shall immediately send notice thereof to the Issuer and the other Paying Agents.

(9) The Paying Agents shall issue further Coupon sheets against surrender of Talons. A Talon so surrendered shall be cancelled by the relevant Paying Agent who (except where such Paying Agent is the Agent) shall inform the Agent of its serial number. Further Coupon sheets issued on surrender of Talons shall carry the same serial number as the surrendered Talon.

14.      COPIES OF DOCUMENTS AVAILABLE FOR INSPECTION

         Each Paying Agent shall hold available for inspection at its specified office during normal business hours copies of all documents required to be so available by the Conditions of any

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                                       19

         Notes or the rules of any relevant authority or authorities. For these purposes, the Issuer shall furnish the Paying Agents with sufficient copies of each of the relevant documents.

15.      MEETINGS OF NOTEHOLDERS

(1) The provisions of Schedule 4 hereto shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement.

(2) Without prejudice to subclause (1), each of the Paying Agents on the request of any holder of Notes shall issue voting certificates and block voting instructions in accordance with Schedule 4 hereto and shall forthwith give notice to the Issuer in writing of any revocation or amendment of a block voting instruction. Each of the Paying Agents will keep a full and complete record of all voting certificates and block voting instructions issued by it and will, not less than 24 hours before the time appointed for holding a meeting or adjourned meeting, deposit at such place as the Agent shall designate or approve, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

16.      COMMISSIONS AND EXPENSES

(1) The Issuer agrees to pay to the Agent such fees and commissions as the Issuer and the Agent shall separately agree in respect of the services of the Paying Agents hereunder together with any out of pocket expenses (including legal, printing, postage, fax, cable and advertising expenses) incurred by the Paying Agents in connection with their said services.

(2) The Agent will make payment of the fees and commissions due hereunder to the other Paying Agents and will reimburse their expenses promptly after the receipt of the relevant moneys from the Issuer. The Issuer shall not be responsible for any such payment or reimbursement by the Agent to the other Paying Agents.

17.      INDEMNITY

         The Issuer shall indemnify each of the Paying Agents against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, legal fees, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties hereunder except such as may result from its own default, negligence or bad faith or that of its officers, directors or employees or the breach by it of the terms of this Agreement.

18.      RESPONSIBILITY OF THE PAYING AGENTS

(1) No Paying Agent shall be responsible or accountable to anyone with respect to the validity of this Agreement or the Notes, Receipts or Coupons or for any act or omission by it in connection with this Agreement or any Note, Receipt or Coupon except for its own negligence, wilful default or bad faith, including that of its officers and employees.

(2) No Paying Agent shall have any duty or responsibility in case of any default by the Issuer in the performance of its obligations under the Conditions or, in the case of receipt of a written demand from a Noteholder or Couponholder, with respect to such default, provided however that forthwith upon receipt by the Agent of a notice given by a Noteholder in accordance with Condition 9, the Agent will notify the Issuer thereof and furnish it with a copy of such notice.

(3) Whenever in the performance of its duties under this Agreement a Paying Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Issuer prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Issuer and delivered to such Paying Agent and such certificate shall be a full authorisation to such Paying Agent, in its capacity as such, for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

19.      CONDITIONS OF APPOINTMENT

(1) Each Paying Agent shall be entitled to deal with money paid to it by the Issuer for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

         (a) that it shall not exercise any right of set-off, lien or similar claim in respect thereof; and

         (b) that it shall not be liable to account to the Issuer for any interest thereon.

(2) In acting hereunder and in connection with the Notes, each Paying Agent shall act solely as an agent of the Issuer and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes, Receipts, Coupons or Talons.

(3) Each Paying Agent hereby undertakes to the Issuer to perform such obligations and duties, and shall be obliged to perform such duties and only such duties, as are herein, in the Conditions and in the Procedures Memorandum specifically set forth, and no implied duties or obligations shall be read into any such document against any Paying Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

(4) The Agent may consult with legal and other professional advisers and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(5) Each Paying Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer.

(6) Any Paying Agent and its officers, directors and employees may become the owner of, and/or acquire any interest in, any Notes, Receipts, Coupons or Talons with the same rights that it or he would have had if the Paying Agent concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Issuer as freely as if the Paying Agent were not appointed hereunder.

(7) The Issuer shall provide the Agent with a certified copy of the list of persons authorised to execute documents and take action on its behalf in connection with this Agreement and shall notify the Agent immediately in writing if any of such persons ceases to be so authorised or if any additional person becomes so authorised together, in the case of an additional authorised person, with evidence satisfactory to the Agent that such person has been so authorised.

(8) Except as ordered by a court of competent jurisdiction or as required by law or applicable regulations, the Issuer and each of the Paying Agents shall be entitled to treat the bearer of any Note, Receipt or Coupon as the absolute owner thereof (whether or not overdue and notwithstanding any notice of ownership or writing thereon or notice of any previous loss or theft thereof).

(9) The amount of the Programme may be increased by the Issuer in accordance with the procedure set out in the Programme Agreement. Upon any such increase being effected, all references in this Agreement to the amount of the Programme shall be deemed to be references to such increased amount.

20.      COMMUNICATION BETWEEN THE PARTIES

         A copy of all communications relating to the subject matter of this Agreement between the Issuer and any Paying Agent (other than the Agent) shall be sent to the Agent.

21.      CHANGES IN PAYING AGENTS

(1) The Issuer agrees that, for so long as any Note is outstanding, or until moneys for the payment of all amounts in respect of all outstanding Notes have been made available to the Agent and have been returned to the Issuer, as provided herein:

         (a) so long as any Notes are listed on any Stock Exchange, there will at all times be a Paying Agent, which may be the Agent, with a specified office in such place as may be required by the rules and regulations of the relevant Stock Exchange or any other relevant authority;

         (b)      there will at all times be an Agent; and

         (c) it will ensure that it maintains a Paying Agent in a Member State of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 or any law implementing or complying with, or introduced in order to conform to such Directive.

         In addition, the Issuer shall forthwith appoint a Paying Agent having a specified office in New York City in the circumstances described in Condition 5(d). Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency (as provided in subclause (5) below), when it shall be of immediate effect) after not less than 30 nor more than 45 days' prior notice thereof shall have been given to the Noteholders in accordance with Condition 13.

(2) The Agent may (subject as provided in subclause (4) below) at any time resign as such by giving at least 90 days' written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective.

(3) The Agent may (subject as provided in subclause (4) below) be removed at any time by the Issuer on at least 45 days' notice by the filing with it of an instrument in writing signed on behalf of the Issuer specifying such removal and the date when it shall become effective.

(4) Any resignation under subclause (2) or removal of the Agent under subclauses (3) or (5) shall only take effect upon the appointment by the Issuer as hereinafter provided, of a successor Agent and (other than in cases of insolvency of the Agent) on the expiry of the notice to be given under clause 23. The Issuer agrees with the Agent that if, by the day falling 10 days before the expiry of any notice under subclause (2), the Issuer has not appointed a successor Agent then the Agent shall be entitled, on behalf of the Issuer, to appoint as a successor Agent in its place a reputable financial institution of good standing which the Issuer shall approve (such approval not to be unreasonably withheld or delayed).

(5) In case at any time any Paying Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Paying Agent which shall be a reputable financial institution of good standing may be appointed by the Issuer by an instrument in writing filed with the successor. Upon the appointment as aforesaid of a successor Paying Agent and acceptance by it of such appointment and (other than in case of insolvency of the Paying Agent when it shall be of immediate effect) upon expiry of the notice to be given under clause 23 the Paying Agent so superseded shall cease to be a Paying Agent hereunder.

(6) Subject to subclause (1), the Issuer may, after prior consultation with the Agent, terminate the appointment of any of the other Paying Agents at any time and/or appoint one or more further or other Paying Agents by giving to the Agent and to the relevant other Paying Agent at least 45 days' notice in writing to that effect (other than in the case of insolvency).

(7) Subject to subclause (1), all or any of the Paying Agents may resign their respective appointments hereunder at any time by giving the Issuer and the Agent at least 45 days' written notice to that effect.

(8) Upon its resignation or removal becoming effective, a Paying Agent shall:

         (a) in the case of the Agent, forthwith transfer all moneys and records held by it hereunder to the successor Agent hereunder; and

         (b) be entitled to the payment by the Issuer of its commissions, fees and expenses for the services theretofore rendered hereunder in accordance with the terms of clause 16.

(9) Upon its appointment becoming effective, a successor or new Paying Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor or, as the case may be, a Paying Agent with like effect as if originally named as a Paying Agent hereunder.

22.      MERGER AND CONSOLIDATION

         Any corporation into which any Paying Agent may be merged or converted, or any corporation with which a Paying Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which a Paying Agent shall be a party, or any corporation to which a Paying Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Issuer and after the said effective date all references in this Agreement to the relevant Paying Agent shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall forthwith be given to the Issuer by the relevant Paying Agent.

23.      NOTIFICATION OF CHANGES TO PAYING AGENTS

         Following receipt of notice of resignation from a Paying Agent and forthwith upon appointing a successor or new Paying Agent or on giving notice to terminate the appointment of any Paying Agent, the Agent (on behalf of and at the expense of the Issuer) shall give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

24.      CHANGE OF SPECIFIED OFFICE

         If any Paying Agent determines to change its specified office it shall give to the Issuer and the Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Agent (on behalf and at the expense of the Issuer) shall within 15 days of receipt of such notice (unless the appointment of the relevant Paying Agent is to terminate pursuant to clause 21 on or prior to the date of such change) give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

25.      COMMUNICATIONS

(1) All communications shall be by telex, fax or letter delivered by hand or (but only where specifically provided in the Procedures Memorandum) by telephone. Each communication shall be made to the relevant party at the telex number, fax number or address or telephone number and, in the case of a communication by telex, fax or letter, marked for the attention of, or (in the case of a communication by telephone) made to, the person or department from time to time specified in writing by that party to the other for the purpose. The initial telephone number, telex number, fax number and person or department so specified by each party are set out in the Procedures Memorandum.

(2) A communication shall be deemed received (if by telex) when a confirmed answerback is received at the end of the transmission, (if by fax) when an acknowledgement of receipt is received, (if by telephone) when made or (if by letter) when delivered, in each case in the manner required by this clause. However, if a communication is received after business hours on any business day or on a day which is not a business day in the place of receipt it shall be deemed to be received and become effective on the next business day in the place of receipt. Every communication shall be irrevocable save in respect of any manifest error therein.

26.      TAXES AND STAMP DUTIES

         The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

27.      AMENDMENTS

         The Agent and the Issuer may agree, without the consent of the Noteholders, Receiptholders or Couponholders, to:

         (i) any modification (except as otherwise provided in the first paragraph of Condition 14) of this Agreement which is not prejudicial to the interests of the Noteholders; or

         (ii) any modification of the Notes, the Receipts, the Coupons or this Agreement which is of a formal, minor or technical nature or is made to correct a manifest error or to comply with mandatory provisions of the law.

         Any such modification shall be binding on the Noteholders, the Receiptholders and the Couponholders and any such modification shall be notified to the Noteholders in accordance with Condition 13 as soon as practicable thereafter.

28.      DESCRIPTIVE HEADINGS

         The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

29.      GOVERNING LAW AND SUBMISSION TO JURISDICTION

(1) This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York.

(2) Each of the parties hereto hereby irrevocably agrees for the benefit of the other parties hereto that any State or federal courts sitting in the Borough of Manhattan, the City of New York (the "COURTS") are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as "PROCEEDINGS") arising out of or in connection with this Agreement may be brought in such courts.

         Each of the parties hereto hereby irrevocably waives any objection which it may have to the laying of the venue of any Proceedings in any of the Courts and any claim that any such Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any Proceedings brought in the Courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

         Nothing contained in this clause shall limit any right to take Proceedings against any party hereto in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         Nothing herein shall affect the right to serve process in any other manner permitted by law.

30.      COUNTERPARTS

         This Agreement may be signed in any number of counterparts, all of which, taken together, shall constitute one and the same Agreement and any party may enter into this Agreement by executing a counterpart.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                                   SCHEDULE 1

                      FORM OF CALCULATION AGENCY AGREEMENT

                                  DATED [   ]

                    INTERNATIONAL LEASE FINANCE CORPORATION

                        EURO MEDIUM TERM NOTE PROGRAMME

                      -------------------------------------

                          CALCULATION AGENCY AGREEMENT

                      -------------------------------------

                              [ALLEN & OVERY LOGO]

                               ALLEN & OVERY LLP

                                     LONDON

                          CALCULATION AGENCY AGREEMENT

                                 IN RESPECT OF A

                         EURO MEDIUM TERM NOTE PROGRAMME

THIS AGREEMENT is made on [         ] BETWEEN:

(1)      INTERNATIONAL LEASE FINANCE CORPORATION (the "ISSUER"); and

(2)      [        ] of [          ] (the "CALCULATION AGENT", which expression
         shall include any successor calculation agent appointed hereunder).

WHEREAS:

(A) The Issuer has entered into a Programme Agreement with the Dealers named therein dated, 28th May, 2004 (as the same may be amended and/or restated and/or supplemented from time to time), under which the Issuer may issue Notes ("NOTES").

(B) The Notes will be issued subject to and with the benefit of an Agency Agreement (the "AGENCY AGREEMENT") dated 28th May, 2004 (as the same may be amended and/or restated and/or supplemented from time to time), and entered into between the Issuer, Citibank, N.A. (the "AGENT", which expression shall include any successor Agent appointed under the Agency Agreement) and the other parties named therein.

NOW IT IS HEREBY AGREED that:

1.       APPOINTMENT OF THE CALCULATION AGENT

         The Calculation Agent is hereby appointed, and the Calculation Agent hereby agrees to act, as Calculation Agent in respect of each Series of Notes described in the Schedule hereto (the "RELEVANT NOTES") for the purposes set out in clause 2 below, all upon the provisions hereinafter set out. The agreement of the parties hereto that this Agreement is to apply to each Series of Relevant Notes shall be evidenced by the manuscript annotation and signature in counterpart of the Schedule hereto.

2.       DUTIES OF CALCULATION AGENT

         The Calculation Agent shall in relation to each series of Relevant Notes (each a "SERIES") perform all the functions and duties imposed on the Calculation Agent by the terms and conditions of the Relevant Notes (the "CONDITIONS") including endorsing the Schedule hereto appropriately in relation to each Series of Relevant Notes.

3.       EXPENSES

         The arrangements in relation to expenses will be separately agreed in relation to each issue of Relevant Notes.

4.       INDEMNITY

         The Issuer shall indemnify the Calculation Agent against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, legal fees, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement except such as may result from its own default, negligence or bad faith or that of its officers, directors or employees or the breach by it of the terms of this Agreement.

5.       CONDITIONS OF APPOINTMENT

(1) In acting hereunder and in connection with the Relevant Notes, the Calculation Agent shall act solely as an agent of the Issuer and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Relevant Notes or the receipts or coupons (if any) appertaining thereto (the "RECEIPTS" and the "COUPONS", respectively).

(2) In relation to each issue of Relevant Notes, the Calculation Agent shall be obliged to perform such duties and only such duties as are herein and in the Conditions specifically set forth and no implied duties or obligations shall be read into this Agreement or the Conditions against the Calculation Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent expert in comparable circumstances.

(3) The Calculation Agent may consult with legal and other professional advisers and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(4) The Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer.

(5) The Calculation Agent and any of its officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts or Coupons (if any) with the same rights that it or he would have had if the Calculation Agent were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Issuer as freely as if the Calculation Agent were not appointed hereunder.

6.       TERMINATION OF APPOINTMENT

(1) The Issuer may terminate the appointment of the Calculation Agent at any time by giving to the Calculation Agent at least 45 days' prior written notice to that effect, provided that, so long as any of the Relevant Notes is outstanding:

         (a) such notice shall not expire less than 45 days before any date upon which any calculation is due to be made in respect of any Relevant Notes; and

         (b) notice shall be given in accordance with the Conditions, to the holders of the Relevant Notes at least 30 days prior to any removal of the Calculation Agent.

(2)      Notwithstanding the provisions of subclause (1) above, if at any time:

         (a) the Calculation Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or admits in writing its inability to pay or meet its debts as they may mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

         (b) the Calculation Agent fails duly to perform any function or duty imposed upon it by the Conditions and this Agreement,

         the Issuer may forthwith without notice terminate the appointment of the Calculation Agent, in which event notice thereof shall be given to the holders of the Relevant Notes in accordance with the Conditions as soon as practicable thereafter.

(3) The termination of the appointment pursuant to subclause (1) or (2) above of the Calculation Agent hereunder shall not entitle the Calculation Agent to any amount by way of compensation but shall be without prejudice to any amount then accrued due.

(4) The Calculation Agent may resign its appointment hereunder at any time by giving to the Issuer at least 90 days' prior written notice to that effect. Following receipt of a notice of resignation from the Calculation Agent, the Issuer shall promptly give notice thereof to the holders of the Relevant Notes in accordance with the Conditions.

(5) Notwithstanding the provisions of subclauses (1), (2) and (4) above, so long as any of the Relevant Notes is outstanding, the termination of the appointment of the Calculation Agent (whether by the Issuer or by the resignation of the Calculation Agent) shall not be effective unless upon the expiry of the relevant notice a successor Calculation Agent has been appointed. The Issuer agrees with the Calculation Agent that if, by the day falling 10 days before the expiry of any notice under subclauses (1) or (4), the Issuer has not appointed a replacement Calculation Agent, the Calculation Agent shall be entitled, on behalf of the Issuer, to appoint as a successor Calculation Agent in its place a reputable financial institution of good standing which the Issuer shall approve (such approval not to be unreasonably withheld or delayed).

(6) Upon its appointment becoming effective, a successor Calculation Agent shall without further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as the Calculation Agent hereunder.

(7) If the appointment of the Calculation Agent hereunder is terminated (whether by the Issuer or by the resignation of the Calculation Agent), the Calculation Agent shall on the date on which such termination takes effect deliver to the successor Calculation Agent any records concerning the Relevant Notes maintained by it (except such documents and records as it is obliged by law or regulation to retain or not to release), but shall have no other duties or responsibilities hereunder.

(8) Any corporation into which the Calculation Agent may be merged or converted, or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, unless otherwise required by the Issuer, and after the said effective date all references in this Agreement to the Calculation Agent shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall forthwith be given to the Issuer and the Agent by the Calculation Agent.

7.       COMMUNICATIONS

(1) All communications shall be by telex, fax or letter delivered by hand. Each communication shall be made to the relevant party at the telex number, fax number or address and marked for the attention of the person or department from time to time specified in writing by that party to the other for the purpose. The initial telex number, fax number and person or department so specified by each party are set out in the Procedures Memorandum or, in the case of the Calculation Agent, on the signature page of this Agreement.

(2) A communication shall be deemed received (if by telex) when a confirmed answerback is received at the end of the transmission, (if by fax) when an acknowledgement of receipt is received or (if by letter) when delivered, in each case in the manner required by this clause. However, if a communication is received after business hours on any business day or on a day which is not a business day in the place of receipt it shall be deemed to be received and become effective on the next business day in the place of receipt. Every communication shall be irrevocable save in respect of any manifest error therein.

8.       DESCRIPTIVE HEADINGS AND COUNTERPARTS

(1) The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(2) This Agreement may be signed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.

9.       GOVERNING LAW AND SUBMISSION TO JURISDICTION

(1) This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York.

(2) Each party hereto hereby irrevocably agrees for the benefit of the other party hereto that any State or federal courts sitting in the Borough of Manhattan, the City of New York (the "COURTS") are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings

         (together referred to as "PROCEEDINGS") arising out of or in connection with this Agreement may be brought in such courts.

         Each party hereto hereby irrevocably waives any objection which it may have to the laying of the venue of any Proceedings in any of the Courts and any claim that any Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any Proceedings brought in the Courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

         Nothing contained in this clause shall limit any right to take Proceedings against the other party hereto in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         Nothing herein shall affect the right to serve process in any manner permitted by law.

IN WITNESS whereof this Agreement has been entered into the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

[CALCULATION AGENT]
[Address of Calculation Agent]

Telex No:     -
Telefax No:   -
Attention:    -

By:

                  SCHEDULE TO THE CALCULATION AGENCY AGREEMENT

Series number   Issue Date   Maturity Date   Title and Nominal   Annotation by
                                                  Amount         Calculation
                                                                 Agent/Issuer

                                   SCHEDULE 2
                       TERMS AND CONDITIONS OF THE NOTES

         This Note is one of a Series (as defined below) of Notes issued by International Lease Finance Corporation (the "ISSUER") pursuant to the Agency Agreement (as defined below).

         References herein to the "NOTES" shall be references to the Notes of this Series and shall mean:

         (i) in relation to any Notes represented by a global Note (a "GLOBAL NOTE"), units of the lowest Specified Denomination in the Specified Currency;

         (ii)     any Global Note; and

         (iii)    any definitive Notes issued in exchange for a Global Note.

         The Notes, the Receipts (as defined below) and the Coupons (as defined below) have the benefit of an amended and restated Agency Agreement (such Agency Agreement as amended and/or supplemented and/or restated from time to time, the "AGENCY AGREEMENT") dated 28 May, 2004 and made between the Issuer, Citibank, N.A. as issuing and principal paying agent and agent bank (the "AGENT", which expression shall include any successor agent) and the other paying agents named therein (together with the Agent, the "PAYING AGENTS", which expression shall include any additional or successor paying agents).

         Interest bearing definitive Notes (unless otherwise indicated in the applicable Pricing Supplement) have interest coupons ("COUPONS") and, if indicated in the applicable Pricing Supplement, talons for further Coupons ("TALONS") attached on issue. Any reference herein to Coupons or coupons shall, unless the context otherwise requires, be deemed to include a reference to Talons or talons. Definitive Notes repayable in instalments have receipts ("RECEIPTS") for the payment of the instalments of principal (other than the final instalment) attached on issue. Global Notes do not have Receipts, Coupons or Talons attached on issue.

         The Pricing Supplement for this Note (or the relevant provisions thereof) is attached to or endorsed on this Note and supplements these Terms and Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Terms and Conditions, replace or modify these Terms and Conditions for the purposes of this Note. References to the "APPLICABLE PRICING SUPPLEMENT" are to the Pricing Supplement (or the relevant provisions thereof) attached to or endorsed on this Note.

         Any reference to "NOTEHOLDERS" or "HOLDERS" in relation to any Notes shall mean the holders of the Notes and shall, in relation to any Notes represented by a global Note, be construed as provided below. Any reference herein to "RECEIPTHOLDERS" shall mean the holders of the Receipts and any reference herein to "COUPONHOLDERS" shall mean the holders of the Coupons and shall, unless the context otherwise requires, include the holders of the Talons.

         As used herein, "TRANCHE" means Notes which are identical in all respects (including as to listing) and "SERIES" means a Tranche of Notes together with any further Tranche or Tranches of Notes which are (i) expressed to be consolidated and form a single series and (ii) identical in all respects (including as to listing) except for their respective Issue Dates, Interest Commencement Dates and/or Issue Prices.

         Copies of the Agency Agreement and the applicable Pricing Supplement are available for inspection during normal business hours at the specified office of each of the Paying Agents. Copies of the applicable Pricing Supplement are obtainable free of charge during normal business hours at the specified office of each of the Paying Agents save that, if this Note is an unlisted Note of any Series, the applicable Pricing Supplement will only be available for inspection by a Noteholder holding one or more unlisted Notes of that Series and such Noteholder must produce evidence satisfactory to the relevant Paying Agent as to its holding of such Notes and identity. The Noteholders, the Receiptholders and the Couponholders are deemed to have notice of, and are entitled to the benefit of, all the provisions of the Agency Agreement and the applicable Pricing Supplement which are applicable to them. The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of the Agency Agreement.

         Words and expressions defined in the Agency Agreement or used in the applicable Pricing Supplement shall have the same meanings where used in these Terms and Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and the applicable Pricing Supplement, the applicable Pricing Supplement will prevail.

1        FORM, DENOMINATION AND TITLE

         The Notes are in bearer form and, in the case of definitive Notes, serially numbered, in the Specified Currency and the Specified Denomination(s). Notes of one Specified Denomination may not be exchanged for Notes of another Specified Denomination.

         This Note may be a Fixed Rate Note, a Floating Rate Note, a Zero Coupon Note, an Index Linked Interest Note or a combination of any of the foregoing, depending upon the Interest Basis shown in the applicable Pricing Supplement.

         This Note may be an Index Linked Redemption Note, an Instalment Note, a Dual Currency Note, a Partly Paid Note or a combination of any of the foregoing, depending on the Redemption/Payment Basis shown in the applicable Pricing Supplement.

         Definitive Notes are issued with Coupons attached, unless they are Zero Coupon Notes in which case references to Coupons and Couponholders in these Terms and Conditions are not applicable.

         Subject as set out below, title to the Notes, Receipts and Coupons will pass by delivery. The Issuer and the Paying Agents will (except as otherwise required by law) deem and treat the bearer of any Note, Receipt or Coupon as the absolute owner thereof (whether or not overdue and notwithstanding any notice of ownership or writing thereon or notice of any previous loss or theft thereof) for all purposes but, in the case of any Global Note, without prejudice to the provisions set out in the next succeeding paragraph.

         For so long as any of the Notes is represented by a Global Note held on behalf of Euroclear Bank S.A./N.V. as operator of the Euroclear System ("EUROCLEAR") and/or Clearstream Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG"), each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of such Notes (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer and the Paying Agents as the holder of such nominal amount of such Notes for all purposes other than (except as provided in the relevant Global Note) with respect to the payment of principal or interest on such nominal amount of such Notes, for which purpose the bearer of the relevant Global Note shall be treated by the Issuer and any Paying Agent as the holder of such nominal amount of such Notes, all in accordance with and subject to the terms of the relevant Global Note and the expressions "NOTEHOLDER" and "HOLDER OF NOTES" and related expressions shall be construed accordingly.

         Notes which are represented by a Global Note will be transferable only in accordance with the rules and procedures of Euroclear and Clearstream, Luxembourg, as the case may be. References to Euroclear and/or Clearstream, Luxembourg shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearing system specified in the applicable Pricing Supplement.

2        STATUS OF THE NOTES

         The Notes and any relative Receipts and Coupons are direct, unconditional, unsubordinated and, subject to the provisions of Condition 3, unsecured obligations of the Issuer and rank pari passu among themselves and (save for certain obligations required to be preferred by law) equally with all other (save as aforesaid) unsecured obligations (other than subordinated obligations, if any) of the Issuer, from time to time outstanding.

3        COVENANTS

(a)      DEFINITIONS

         As used in these Terms and Conditions:

         "Board of Directors" means either the board of directors of the Issuer or any committee of that board duly authorised to act hereunder.

         "Non-Restricted Subsidiary" means (i) any Subsidiary which shall be designated by the Board of Directors as a Non-Restricted Subsidiary, and (ii) any other Subsidiary of which the majority of the Voting Stock is owned directly or indirectly by one or more Non-Restricted Subsidiaries, if such other Subsidiary is a corporation, or in which a Non-Restricted Subsidiary is a general partner, if such other Subsidiary is a limited partnership.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President or the principal financial or accounting officer, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer, and delivered to the Agent.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organisation or government or any agency or political subdivision thereof.

         "Restricted Subsidiary" means any Subsidiary other than a Non-Restricted Subsidiary.

         "Subsidiary" means a corporation, partnership, limited liability company or trust more than 50 per cent. of the outstanding Voting Stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries.

         "Voting Stock" means stock or other interests evidencing ownership in a corporation, partnership or trust which ordinarily has voting power for the election of directors, or other persons performing equivalent functions, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

(b)      CONSOLIDATION

         The Issuer shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer, unless:

         (1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership or trust, shall be organised and validly existing under the laws of the United States of America, any State thereof or the District of Colombia and shall expressly assume, by an instrument, executed and delivered to the Agent, in form satisfactory to an independent financial institution of international repute selected by the Issuer (which may be the Agent), such satisfaction to be recorded in writing (a "FINANCIAL INSTITUTION'S CERTIFICATE"), the due and punctual payment of the principal of and interest on all the Notes and the performance of every covenant in the Notes on the part of the Issuer to be performed or observed;

         (2) immediately after giving effect to such transaction no Event of Default (as defined in Condition 9), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

         (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by these Terms and Conditions, the Issuer or such successor Person shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or, at the option of the Issuer, prior to) all indebtedness secured thereby; and

         (4) the Issuer has delivered to the Agent an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if an instrument is required in connection with such transaction, such instrument comply with this Condition and that all conditions precedent herein provided for relating to such transaction have been complied with.

         The Issuer shall promptly give notice in accordance with Condition 13 to the Noteholders of any consolidation or merger pursuant to this Condition 3(b) and such notice shall state that copies of the Financial Institution's Certificate (if required) as referred to in (1) above, and the Officers' Certificate referred to in (4) above are available for inspection (and copies may be obtained) at the specified office of the Agent during normal business hours.

         Upon any consolidation by the Issuer with or merger by the Issuer into any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with Condition 3(b), the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Notes with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Notes.

(c)      NEGATIVE PLEDGE

         (i) The Issuer will not, nor will it permit any Restricted Subsidiary to, issue, assume or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance of any nature (mortgages, pledges, liens and other encumbrances being hereinafter called "MORTGAGE" or "MORTGAGES") upon any property of the Issuer or any Restricted Subsidiary, or upon any shares of stock of any Restricted Subsidiary, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of any such indebtedness for borrowed money, that the Notes (together with, if the Issuer shall so determine, any other indebtedness of the Issuer or such Restricted Subsidiary ranking equally with the Notes then existing or thereafter created) shall be secured equally and ratably with such indebtedness for borrowed money; provided, however, that the foregoing restrictions shall not apply to:

         (1)      mortgages existing on 1 November, 2000;

         (2) mortgages to secure the payment of all or part of the purchase price of such property (other than property acquired for lease to a Person other than the Issuer or a Restricted Subsidiary) upon the acquisition of such property by the Issuer or a Restricted Subsidiary or to secure any indebtedness for borrowed money incurred or guaranteed by the Issuer or a Restricted Subsidiary prior to, at the time of, or within 60 days after the later of the acquisition, completion of construction or commencement of full operation of such property, which indebtedness for borrowed money is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or construction thereof or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the mortgage shall not apply to any property theretofore owned by the Issuer or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

         (3) mortgages on the property of a Restricted Subsidiary on the date it became a Restricted Subsidiary;

         (4) mortgages securing indebtedness for borrowed money of a Restricted Subsidiary owing to the Issuer or to another Restricted Subsidiary;

         (5) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the properties of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Restricted Subsidiary;

         (6) any replacement or successive replacement in whole or in part of any mortgage referred to in the foregoing clauses (1) to
                  (5), inclusive; provided, however, that the principal amount of the indebtedness for borrowed money secured by the mortgage shall not be increased and the principal repayment schedule and maturity of such indebtedness shall not be extended and
                  (i) such replacement shall be limited to all or a part of the property which secured the mortgage so replaced (plus improvements and construction on such property), or (ii) if the property which secured the mortgage so replaced has been destroyed, condemned or damaged and pursuant to the terms of the mortgage other property has been substituted therefor, then such replacement shall be limited to all or part of such substituted property; or

         (7) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Restricted Subsidiary with respect to which the Issuer or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review; or liens incurred by the Issuer or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Restricted Subsidiary is a party; or

         (8) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Restricted Subsidiary or the ownership of the property and assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such property in the operation of the business of the Issuer or such Restricted Subsidiary or the value of such property for the purposes of such business.

         (ii) Notwithstanding the foregoing provisions of this Condition 3(c), the Issuer and any one or more Restricted Subsidiaries may issue, assume or guarantee indebtedness for borrowed money secured by mortgages which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all the other outstanding indebtedness for borrowed money of the Issuer and its Restricted Subsidiaries secured by mortgages which is not listed in clauses (1) through (8) of subsection (i) of this Condition 3(c), does not at the time exceed 12 1/2 per cent. of the Consolidated Net Tangible Assets as determined by reference to the audited consolidated financial statements of the Issuer as of the end of the fiscal year preceding the date of determination.

         (iii) For the purposes of this Condition 3(c) only, "CONSOLIDATED NET TANGIBLE ASSETS" means the total amount of assets (less depreciation and valuation reserves and other reserves and items deductible from the gross book value of specific asset amounts under generally accepted accounting principles in the United States) which under generally accepted accounting principles in the United States would be included on a balance sheet of the Issuer and its Restricted Subsidiaries, after deducting therefrom (i) all liability items except indebtedness (whether incurred, assumed or guaranteed) for borrowed money maturing by its terms more than one year from the date of creation thereof or which is extendible or renewable at the sole option of the obligor in such manner that it may become payable more than one year from the date of creation thereof, shareholders' equity and reserves for deferred income taxes, (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case would be so included on such balance sheet, and (iii) amounts invested in, or equity in the net assets of, Non-Restricted Subsidiaries.

(d)      RESTRICTIONS ON THE PAYMENT OF DIVIDENDS

         No dividend whatever shall be paid or declared nor shall any distributions be made on any capital stock of the Issuer (except in shares of, or warrants or rights to subscribe for or purchase shares of, capital stock of the Issuer), nor shall any payment be made by the Issuer or any Restricted Subsidiary to acquire or retire shares of such stock, at a time when an Event of Default as defined in clauses (1) or (2) of Condition 9 has occurred and is continuing.

(e) RESTRICTIONS ON PERMITTING RESTRICTED SUBSIDIARIES TO BECOME NON-RESTRICTED SUBSIDIARIES AND NON-RESTRICTED SUBSIDIARIES TO BECOME RESTRICTED SUBSIDIARIES

         (i) The Issuer will not permit any Restricted Subsidiary to be designated as or otherwise to become a Non-Restricted Subsidiary unless immediately after such Restricted Subsidiary becomes a Non-Restricted Subsidiary, it will not own, directly or indirectly, any capital stock or indebtedness of any Restricted Subsidiary.

         (ii) The Issuer will not permit any Non-Restricted Subsidiary to be designated as or otherwise to become a Restricted Subsidiary unless:

         (1) such Non-Restricted Subsidiary is not a Subsidiary substantially all of the physical properties of which are located, or substantially all of the business of which is carried on, outside the United States of America, its territories and possessions and Puerto Rico; and

         (2) immediately thereafter such Subsidiary has outstanding no mortgages in respect of any of its assets except as would have been permitted by Condition 3(c) had such mortgages been incurred immediately thereafter.

         (iii) Promptly after the adoption of any resolution by the Board of Directors designating a Restricted Subsidiary as a Non-Restricted Subsidiary or a Non-Restricted Subsidiary as a Restricted Subsidiary, a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer shall be filed with the Agent, together with an Officers' Certificate stating that the provisions of this Condition 3(e) have been complied with in connection with such designation. Noteholders shall be entitled at any time during normal business hours to obtain a list from the specified office of the Agent of Restricted Subsidiaries and Non-Restricted Subsidiaries and copies of (i) any certificate filed by the Secretary or an Assistant Secretary and (ii) any Officers' Certificate delivered, in each case, pursuant to this paragraph (iii).

(f)      RESTRICTION ON INVESTMENTS IN NON-RESTRICTED SUBSIDIARIES

         The Issuer will not, nor will it permit any Restricted Subsidiary to, make any investment in, or transfer any assets to, a Non-Restricted Subsidiary if immediately thereafter the Issuer would be in breach of or in default in the performance of any covenant of the Issuer contained in these Terms and Conditions.

4        INTEREST

(a)      INTEREST ON FIXED RATE NOTES

         Each Fixed Rate Note bears interest on its outstanding nominal amount (or, if it is a Partly Paid Note, the amount paid up) from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Rate(s) of Interest. Interest will be payable in arrear on the Interest Payment Date(s) in each year and on the Maturity Date if that does not fall on an Interest Payment Date.

         Except as provided in the applicable Pricing Supplement, the amount of interest payable on each Interest Payment Date in respect of the Fixed Interest Period ending on (but excluding) such date will amount to the Fixed Coupon Amount. Payments of interest on any Interest Payment Date will, if so specified in the applicable Pricing Supplement, amount to the Broken Amount so specified.

         As used in these Terms and Conditions, "FIXED INTEREST PERIOD" means the period from (and including) an Interest Payment Date (or the Interest Commencement Date) to (but excluding) the next (or first) Interest Payment Date.

         If interest is required to be calculated for a period other than a Fixed Interest Period, such interest shall be calculated by applying the Rate of Interest to each Specified Denomination, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

         In these Terms and Conditions,

         "DAY COUNT FRACTION" means, in respect of the calculation of an amount of interest in accordance with this Condition 4(a):

                  (i) if "Actual/Actual (ISMA)" is specified in the applicable Pricing Supplement:

                           (a) in the case of Notes where the number of days in the relevant period from (and including) the most recent Interest Payment Date (or, if none, the Interest Commencement
                                    Date) to (but excluding) the relevant
                                    payment date (the "ACCRUAL PERIOD") is equal to or shorter than the Determination Period during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Dates (as specified in the applicable Pricing Supplement) that would occur in one calendar year; or

                           (b) in the case of Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:

                                    (1)      the number of days in such Accrual
                                             Period falling in the Determination
                                             Period in which the Accrual Period
                                             begins divided by the product of
                                             (x) the number of days in such
                                             Determination Period and (y) the
                                             number of Determination Dates that
                                             would occur in one calendar year;
                                             and

                                    (2)      the number of days in such Accrual
                                             Period falling in the next
                                             Determination Period divided by the
                                             product of (x) the number of days
                                             in such Determination Period and
                                             (y) the number of Determination
                                             Dates that would occur in one
                                             calendar year; and

                  (ii) if "30/360" is specified in the applicable Pricing Supplement, the number of days in the period from (and including) the most recent Interest Payment Date (or, if none, the Interest Commencement Date) to (but excluding) the relevant payment date (such number of days being calculated on the basis of a year of 360 days with 12 30-day months) divided by 360.

                  In these Terms and Conditions:

                  "DETERMINATION PERIOD" means the period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the final Interest Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date);

                  "SUB-UNIT" means, with respect to any currency other than euro, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to euro, means one cent.

(b)      INTEREST ON FLOATING RATE NOTES AND INDEX LINKED INTEREST NOTES

(i)      Interest Payment Dates

         Each Floating Rate Note and Index Linked Interest Note bears interest on its outstanding nominal amount (or, if it is a Partly Paid Note, the amount paid up) from (and including) the Interest Commencement Date and such interest will be payable in arrear on either:

         (A) the Specified Interest Payment Date(s) (each an "INTEREST PAYMENT DATE") in each year specified in the applicable Pricing Supplement; or

         (B) if no Specified Interest Payment Date(s) is/are specified in the applicable Pricing Supplement, each date (each an "INTEREST PAYMENT DATE") which falls the number of months or other period specified as the Specified Period in the applicable Pricing Supplement after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.

         Such interest will be payable in respect of each Interest Period (which expression shall, in these Terms and Conditions, mean the period from (and including) an Interest Payment Date (or the Interest Commencement Date) to (but excluding) the next (or first) Interest Payment Date).

         If a Business Day Convention is specified in the applicable Pricing Supplement and (x) if there is no numerically corresponding day in the calendar month in which an Interest Payment Date should occur or (y) if any Interest Payment Date would otherwise fall on a day which is not a Business Day, then, if the Business Day Convention specified is:

         (1) in any case where Specified Periods are specified in accordance with Condition 4(b)(i)(B) above, the Floating Rate Convention, such Interest Payment Date (i) in the case of (x) above, shall be the last day that is a Business Day in the relevant month and the provisions of (B) below shall apply mutatis mutandis or (ii) in the case of (y) above, shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event (A) such Interest Payment Date shall be brought forward to the immediately preceding Business Day and (B) each subsequent Interest Payment Date shall be the last Business Day in the month which falls the Specified Period after the preceding applicable Interest Payment Date occurred; or

         (2) the Following Business Day Convention, such Interest Payment Date shall be postponed to the next day which is a Business Day; or

         (3) the Modified Following Business Day Convention, such Interest Payment Date shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event such Interest Payment Date shall be brought forward to the immediately preceding Business Day; or

         (4) the Preceding Business Day Convention, such Interest Payment Date shall be brought forward to the immediately preceding Business Day.

         In these Terms and Conditions, "BUSINESS DAY" means a day which is both:

         (A) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and any Additional Business Centre specified in the applicable Pricing Supplement; and

         (B) either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre and which, if the Specified Currency is Australian dollars or New Zealand dollars, shall be Sydney and Auckland, respectively) or (2) in relation to any sum payable in euro, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System (the "TARGET SYSTEM") is open.

(ii)     Rate of Interest

         The Rate of Interest payable from time to time in respect of Floating Rate Notes and Index Linked Interest Notes will be determined in the manner specified in the applicable Pricing Supplement.

(A)      ISDA Determination for Floating Rate Notes

         Where ISDA Determination is specified in the applicable Pricing Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will be the relevant ISDA Rate plus or minus (as indicated in the applicable Pricing Supplement) the Margin (if any). For the purposes of this sub-paragraph (A), "ISDA RATE" for an Interest Period means a rate equal to the Floating Rate that would be determined by the Agent under an interest rate swap transaction if the Agent were acting as Calculation Agent for that swap transaction under the terms of an agreement incorporating the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. and as amended and updated as at the Issue Date of the first Tranche of the Notes (the "ISDA DEFINITIONS") and under which:

         (1) the Floating Rate Option is as specified in the applicable Pricing Supplement;

         (2) the Designated Maturity is a period specified in the applicable Pricing Supplement; and

         (3) the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on the London inter-bank offered rate ("LIBOR") or on the Euro-zone inter-bank offered rate ("EURIBOR") for a currency, the first day of that Interest Period or (ii) in any other case, as specified in the applicable Pricing Supplement.

         For the purposes of this sub-paragraph (A), "FLOATING RATE", "CALCULATION AGENT", "FLOATING RATE OPTION", "DESIGNATED MATURITY" and "RESET DATE" have the meanings given to those terms in the ISDA Definitions.

(B)      Screen Rate Determination for Floating Rate Notes

         Where Screen Rate Determination is specified in the applicable Pricing Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will, subject as provided below, be either:

         (1)      the offered quotation; or

         (2) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,
                  (expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question plus or minus (as indicated in the applicable Pricing Supplement) the Margin (if any), all as determined by the Agent. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

                  The Agency Agreement contains provisions for determining the Rate of Interest in the event that the Relevant Screen Page is not available or if, in the case of (1) above, no such offered quotation appears or, in the case of (2) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph.

                  If the Reference Rate from time to time in respect of Floating Rate Notes is specified in the applicable Pricing Supplement as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Notes will be determined as provided in the applicable Pricing Supplement.

(iii)    Minimum Rate of Interest and/or Maximum Rate of Interest

         If the applicable Pricing Supplement specifies a Minimum Rate of Interest for any Interest Period, then, in the event that the Rate of Interest in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is less than such Minimum Rate of Interest, the Rate of Interest for such Interest Period shall be such Minimum Rate of Interest.

         If the applicable Pricing Supplement specifies a Maximum Rate of Interest for any Interest Period, then, in the event that the Rate of Interest in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is greater than such Maximum Rate of Interest, the Rate of Interest for such Interest Period shall be such Maximum Rate of Interest.

(iv)     Determination of Rate of Interest and Calculation of Interest Amounts

         The Agent, in the case of Floating Rate Notes, and the Calculation Agent, in the case of Index Linked Interest Notes, will at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest for the relevant Interest Period. In the case of Index Linked Interest Notes, the Calculation Agent will notify the Agent of the Rate of Interest for the relevant Interest Period as soon as practicable after calculating the same.

         The Agent will calculate the amount of interest (the "INTEREST AMOUNT") payable on the Floating Rate Notes or Index Linked Interest Notes in respect of each Specified Denomination for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest to each Specified Denomination, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

         "DAY COUNT FRACTION" means, in respect of the calculation of an amount of interest in accordance with this Condition 4(b):

         (i) if "Actual/365" or "Actual/Actual" is specified in the applicable Pricing Supplement, the actual number of days in the Interest Period divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365);

         (ii) if "Actual/365 (Fixed)" is specified in the applicable Pricing Supplement, the actual number of days in the Interest Period divided by 365;

         (iii) if "Actual/365 (Sterling)" is specified in the applicable Pricing Supplement, the actual number of days in the Interest Period divided by 365 or, in the case of an Interest Payment Date falling in a leap year, 366;

         (iv) if "Actual/360" is specified in the applicable Pricing Supplement, the actual number of days in the Interest Period divided by 360;

         (v) if "30/360", "360/360" or "Bond Basis" is specified in the applicable Pricing Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (a) the last day of the Interest Period is the 31st day of a month but the first day of the Interest Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (b) the last day of the Interest Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)); and

         (vi) if "30E/360" or "Eurobond Basis" is specified in the applicable Pricing Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Interest Period unless, in the case of an Interest Period ending on the Maturity Date, the Maturity Date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

(v)      Notification of Rate of Interest and Interest Amounts

         The Agent will cause the Rate of Interest and each Interest Amount for each Interest Period and the relevant Interest Payment Date to be notified to the Issuer and any stock exchange or other relevant authority on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed or by which they have been admitted to listing and notice thereof to be given to the Noteholders in accordance with Condition 13 as soon as possible after their determination but in no event later than the fourth London Business Day thereafter. Each Interest Amount and Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without prior notice in the event of an extension or shortening of the Interest Period. Any such amendment will be promptly notified to each stock exchange or other relevant authority on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed or by which they have been admitted to listing and to the Noteholders in accordance with Condition 13. For the purposes of this paragraph, the expression "LONDON BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in London.

(vi)     Certificates to be Final

         All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this Condition 4(b), whether by the Agent or, if applicable, the Calculation Agent, shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuer, the Agent or, if applicable, the Calculation Agent, the other Paying Agents and all Noteholders, Receiptholders and Couponholders and (in the absence as aforesaid) no liability to the Issuer, the Noteholders, the Receiptholders or the Couponholders shall attach to the Agent or the Calculation Agent (if applicable) in connection with the exercise or non-exercise by it of its powers, duties and discretions pursuant to such provisions.

(c)      INTEREST ON DUAL CURRENCY NOTES

         In the case of Dual Currency Notes, if the rate or amount of interest is to be determined by reference to an exchange rate, the rate or amount of interest payable shall be determined in the manner specified in the applicable Pricing Supplement.

(d)      INTEREST ON PARTLY PAID NOTES

         In the case of Partly Paid Notes (other than Partly Paid Notes which are Zero Coupon Notes), interest will accrue as aforesaid on the paid-up nominal amount of such Notes and otherwise as specified in the applicable Pricing Supplement.

(e)      ACCRUAL OF INTEREST

         Each Note (or in the case of the redemption of part only of a Note, that part only of such Note) will cease to bear interest (if any) from the date for its redemption unless, upon due presentation thereof, payment of principal is improperly withheld or refused. In such event, interest will continue to accrue until whichever is the earlier of:

         (1) the date on which all amounts due in respect of such Note have been paid; and

         (2) five days after the date on which the full amount of the moneys payable in respect of such Note has been received by the Agent and notice to that effect has been given to the Noteholders in accordance with Condition 13.

5        PAYMENTS

(a)      METHOD OF PAYMENT

         Subject as provided below:

         (i) payments in a Specified Currency other than euro will be made by credit or transfer to an account in the relevant Specified Currency (which, in the case of a payment in Japanese yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, or, at the option of the payee, by a cheque in such Specified Currency drawn on, a bank in the principal financial centre of the country of such Specified Currency (which, if the Specified Currency is Australian dollars or New Zealand dollars, shall be Sydney and Auckland, respectively) provided, however, that no payment will be made by transfer of funds to an account maintained by the payee in the United States or mailed to an address in the United States (which expression, as used herein, means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction)); and

         (ii) payments in euro will be made by credit or transfer to a euro account (or any other account to which euro may be credited or transferred) specified by the payee or, at the option of the payee, by a euro cheque.

         Payments will be subject in all cases to any fiscal or other laws and regulations applicable thereto in the place of payment, but without prejudice to the provisions of Condition 7.

(b)      PRESENTATION OF DEFINITIVE NOTES, RECEIPTS AND COUPONS

         Payments of principal in respect of definitive Notes will (subject as provided below) be made in the manner provided in paragraph (a) above only against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of definitive Notes, and payments of interest in respect of definitive Notes will (subject as provided below) be made as aforesaid only against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of Coupons, in each case at the specified office of any Paying Agent outside the United States.

         Payments of instalments of principal (if any) in respect of definitive Notes, other than the final instalment, will (subject as provided below) be made in the manner provided in paragraph (a) above against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of the relevant Receipt in accordance with the preceding paragraph. Payment of the final instalment will be made in the manner provided in paragraph (a) above only against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of the relevant Note in accordance with the preceding paragraph. Each Receipt must be presented for payment of the relevant instalment together with the definitive Note to which it appertains. Receipts presented without the definitive Note to which they appertain do not constitute valid obligations of the Issuer. Upon the date on which any definitive Note becomes due and repayable, unmatured Receipts (if any) relating thereto (whether or not attached) shall become void and no payment shall be made in respect thereof.

         Fixed Rate Notes in definitive form (other than Dual Currency Notes, Index Linked Notes or Long Maturity Notes (as defined below)) should be presented for payment together with all unmatured Coupons appertaining thereto (which expression shall for this purpose include Coupons which are to be issued on exchange of matured Talons), failing which the amount of any missing unmatured Coupon (or, in the case of payment not being made in full, the same proportion of the amount of such missing unmatured Coupon as the sum so paid bears to the sum due) will be deducted from the sum due for payment. Each amount of principal so deducted will be paid in the manner mentioned above against surrender of the relevant missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 7) in respect of such principal (whether or not such Coupon would otherwise have become void under Condition 8) or, if later, five years from the date on which such Coupon would otherwise have become due, but in no event thereafter.

         Upon any Fixed Rate Note in definitive form becoming due and repayable prior to its Maturity Date, all unmatured Talons (if any) appertaining thereto will become void and no further Coupons will be issued in respect thereof.

         Upon the date on which any Floating Rate Note, Dual Currency Note or Index Linked Interest Note in definitive form becomes due and repayable, unmatured Coupons and Talons (if any) relating thereto (whether or not attached) shall become void and no payment or, as the case may be, exchange for further Coupons shall be made in respect thereof. A "LONG MATURITY NOTE" is a Fixed Rate Note (other than a Fixed Rate Note which on issue had a Talon attached) whose nominal amount on issue is less than the aggregate interest payable thereon provided that such Note shall cease to be a Long Maturity Note on the Interest Payment Date on which the aggregate amount of interest remaining to be paid after that date is less than the nominal amount of such Note.

         If the due date for redemption of any definitive Note is not an Interest Payment Date, interest (if any) accrued in respect of such Note from (and including) the preceding Interest Payment Date or the Interest Commencement Date, as the case may be, shall be payable only against surrender of the relevant definitive Note.

(c)      PAYMENTS IN RESPECT OF GLOBAL NOTES

         Payments of principal and interest (if any) in respect of Notes represented by any Global Note will (subject as provided below) be made in the manner specified above in relation to definitive Notes and otherwise in the manner specified in the relevant Global Note against presentation or surrender, as the case may be, of such Global Note at the specified office of any Paying Agent outside the United States. A record of each payment made against presentation or surrender of any Global Note, distinguishing between any payment of principal and any payment of interest, will be made on such Global Note by the Paying Agent to which it was presented and such record shall be prima facie evidence that the payment in question has been made.

(d)      GENERAL PROVISIONS APPLICABLE TO PAYMENTS

         The holder of a Global Note shall be the only person entitled to receive payments in respect of Notes represented by such Global Note and the Issuer will be discharged by payment to, or to the order of, the holder of such Global Note in respect of each amount so paid. Each of the persons shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial holder of a particular nominal amount of Notes represented by such Global Note must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for his share of each payment so made by the Issuer to, or to the order of, the holder of such Global Note.

         Notwithstanding the foregoing provisions of this Condition, payments of principal and/or interest in respect of Notes may be made at an office of a Paying Agent in the United States only if:

         (i) the Issuer has appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such Paying Agents would be able to make payment in U.S. dollars at such specified offices outside the United States of the full amount of principal and interest on the Notes in the manner provided above when due;

         (ii) payment of the full amount of such principal and interest at all such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of principal and interest in U.S. dollars; and

         (iii) such payment is then permitted under United States law without involving, in the opinion of the Issuer, adverse tax consequences to the Issuer.

(e)      PAYMENT DAY

         If the date for payment of any amount in respect of any Note, Receipt or Coupon is not a Payment Day, the holder thereof shall not be entitled to payment until the next following Payment Day in the relevant place and shall not be entitled to further interest or other payment in respect of such delay. For these purposes, "PAYMENT DAY" means any day which (subject to Condition 8) is:

         (i) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in:

                  (A)      the relevant place of presentation;

                  (B)      London;

                  (C) any Additional Financial Centre specified in the applicable Pricing Supplement; and

         (ii) either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than the place of presentation, London and any Additional Financial Centre and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney and Auckland, respectively) or (2) in relation to any sum payable in euro, a day on which the TARGET System is open.

(f)      INTERPRETATION OF PRINCIPAL AND INTEREST

         Any reference in these Terms and Conditions to principal in respect of the Notes shall be deemed to include, as applicable:

         (i) any additional amounts which may be payable with respect to principal under Condition 7;

         (ii)     the Final Redemption Amount of the Notes;

         (iii)    the Early Redemption Amount of the Notes;

         (iv)     the Optional Redemption Amount(s) (if any) of the Notes;

         (v) in relation to Notes redeemable in instalments, the Instalment Amounts;

         (vi) in relation to Zero Coupon Notes, the Amortised Face Amount (as defined in Condition 6(e)); and

         (vii) any premium and any other amounts (other than interest) which may be payable by the Issuer under or in respect of the Notes.

         Any reference in these Terms and Conditions to interest in respect of the Notes shall be deemed to include, as applicable, any additional amounts which may be payable with respect to interest under Condition 7.

6        REDEMPTION AND PURCHASE

(a)      REDEMPTION AT MATURITY

         Unless previously redeemed or purchased and cancelled as specified below, each Note will be redeemed by the Issuer at its Final Redemption Amount specified in, or determined in the manner specified in, the applicable Pricing Supplement in the relevant Specified Currency on the Maturity Date.

(b)      REDEMPTION FOR TAX REASONS

         If (i) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in the official application (including a ruling by a court of competent jurisdiction in the United States) or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the Issue Date of the first Tranche of the Notes, the Issuer becomes or will become obligated to pay Additional Amounts with respect to the Notes, Coupons or Receipts as provided in Condition 7 or (ii) any act is taken by a taxing authority of the United States on or after the Issue Date of the first Tranche of the Notes, whether or not such act is taken with respect to the Issuer or any affiliate, that results in a substantial likelihood that the Issuer will or may be required to pay such Additional Amounts, then the Issuer may, at its option, redeem, as a whole, but not in part, the Notes on not less than 30 nor more than 60 days' prior notice (ending, in the case of Floating Rate Notes or Index Linked Interest Notes, on an Interest Payment Date), at their Early Redemption Amount calculated in accordance with Condition 6(e)), together with accrued interest (if any) thereon, to but excluding the due date for redemption; provided that the Issuer determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes or any action that would entail a material cost to the Issuer.

         No redemption pursuant to (ii) above may be made unless the Issuer shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that it will or may be required to pay the Additional Amounts described above and the Issuer shall have delivered to the Agent a certificate, signed by a duly authorised officer, stating that based on such opinion the Issuer is entitled to redeem the Notes pursuant to this provision.

(c)      REDEMPTION AT THE OPTION OF THE ISSUER (ISSUER CALL)

         If Issuer Call is specified in the applicable Pricing Supplement, the Issuer may, having given:

         (i) not less than 15 nor more than 30 days' notice to the Noteholders in accordance with Condition 13; and

         (ii) not less than 15 days before the giving of the notice referred to in (i), notice to the Agent;

         (which notices shall be irrevocable and shall specify the date fixed for redemption), redeem all or some only of the Notes then outstanding on any Optional Redemption Date and at the Optional Redemption Amount(s) specified in, or determined in the manner specified in, the applicable Pricing Supplement together, if appropriate, with interest accrued to (but excluding) the relevant Optional Redemption Date. Any such redemption must be of a nominal amount at least equal to the Minimum Redemption Amount or not greater than the Maximum Redemption Amount. In the case of a partial redemption of Notes, the Notes to be redeemed ("REDEEMED NOTES") will be selected individually by lot, in the case of Redeemed Notes represented by definitive Notes, and in accordance with the rules of Euroclear and/or Clearstream, Luxembourg, in the case of Redeemed Notes represented by a Global Note, not more than 30 days prior to the date fixed for redemption (such date of selection being hereinafter called the "SELECTION DATE"). In the case of Redeemed Notes represented by definitive Notes, a list of the serial numbers of such Redeemed Notes will be published in accordance with Condition 13 not less than 15 days prior to the date fixed for redemption. The aggregate nominal amount of Redeemed Notes represented by definitive Notes shall bear the same proportion to the aggregate nominal amount of all Redeemed Notes as the aggregate nominal amount of definitive Notes outstanding bears to the aggregate nominal amount of the Notes outstanding, in each case on the Selection Date, provided that such first mentioned nominal amount shall, if necessary, be rounded downwards to the nearest integral multiple of the Specified Denomination, and the aggregate nominal amount of Redeemed Notes represented by a Global Note shall be equal to the balance of the Redeemed Notes. No exchange of the relevant Global Note will be permitted during the period from (and including) the Selection Date to (and including) the date fixed for redemption pursuant to this paragraph (c) and notice to that effect shall be given by the Issuer to the Noteholders in accordance with Condition 13 at least five days prior to the Selection Date.

(d)      REDEMPTION AT THE OPTION OF THE NOTEHOLDERS (INVESTOR PUT)

         If Investor Put is specified in the applicable Pricing Supplement, upon the holder of any Note giving to the Issuer in accordance with Condition 13 not less than 15 nor more than 30 days' notice the Issuer will, upon the expiry of such notice, redeem, subject to, and in accordance with, the terms specified in the applicable Pricing Supplement, such Note on the Optional Redemption Date and at the Optional Redemption Amount together, if appropriate, with interest accrued to (but excluding) the Optional Redemption Date.

         If this Note is in definitive form, to exercise the right to require redemption of this Note the holder of this Note must deliver such Note at the specified office of any Paying Agent at any time during normal business hours of such Paying Agent falling within the notice period, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a "Put Notice") and in which the holder must specify a bank account (or, if payment is required to be made by cheque, an address) to which payment is to be made under this Condition.

         Any Put Notice given by a holder of any Note pursuant to this paragraph shall be irrevocable except where prior to the due date of redemption an Event of Default shall have occurred and be continuing in which event such holder, at its option, may elect by notice to the Issuer to withdraw the notice given pursuant to this paragraph and instead to declare such Note forthwith due and payable pursuant to Condition 9.

(e)      EARLY REDEMPTION AMOUNTS

         For the purpose of paragraph (b) above and Condition 9, each Note will be redeemed at the Early Redemption Amount calculated as follows:

         (i) in the case of a Note with a Final Redemption Amount equal to the Issue Price, at the Final Redemption Amount thereof;

         (ii) in the case of a Note (other than a Zero Coupon Note but including an Instalment Note and a Partly Paid Note) with a Final Redemption Amount which is or may be less or greater than the Issue Price or which is payable in a Specified Currency other than that in which the Notes are denominated, at the amount specified in, or determined in the manner specified in, the applicable Pricing Supplement or, if no such amount or manner is so specified in the applicable Pricing Supplement, at its nominal amount; or

         (iii) in the case of a Zero Coupon Note, at an amount ( the "AMORTISED FACE AMOUNT") calculated in accordance with the following formula::

                    Early Redemption Amount = RP X (1 + AY)(y)

where:

"RP"     means the Reference Price;

"AY"     means the Accrual Yield expressed as a decimal; and

"y" is a fraction the numerator of which is equal to the number of days (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) from (and including) the Issue Date of the first Tranche of the Notes to (but excluding) the date fixed for redemption or (as the case may be) the date upon which such Note becomes due and repayable and the denominator of which is 360, or on such other calculation basis as may be specified in the applicable Pricing Supplement.

(f)      INSTALMENTS

         Instalment Notes will be redeemed in the Instalment Amounts and on the Instalment Dates. In the case of early redemption, the Early Redemption Amount will be determined pursuant to paragraph (e) above.

(g)      PARTLY PAID NOTES

         Partly Paid Notes will be redeemed, whether at maturity, early redemption or otherwise, in accordance with the provisions of this Condition and the applicable Pricing Supplement.

(h)      PURCHASES

         The Issuer or any Subsidiary of the Issuer may at any time purchase Notes (provided that, in the case of definitive Notes, all unmatured Receipts, Coupons and Talons appertaining thereto are purchased therewith) at any price in the open market or otherwise. Such Notes may be held, reissued, resold or, at the option of the Issuer, surrendered to any Paying Agent for cancellation.

(i)      CANCELLATION

         All Notes which are redeemed will forthwith be cancelled (together with all unmatured Receipts, Coupons and Talons attached thereto or surrendered therewith at the time of redemption). All Notes so cancelled and the Notes purchased and cancelled pursuant to paragraph (h) above (together with all unmatured Receipts, Coupons and Talons cancelled therewith) shall be forwarded to the Agent and cannot be reissued or resold.

(j)      LATE PAYMENT ON ZERO COUPON NOTES

         If the amount payable in respect of any Zero Coupon Note upon redemption of such Zero Coupon Note pursuant to paragraph (a), (b), (c) or (d) above or upon its becoming due and repayable as provided in Condition 9 is improperly withheld or refused, the amount due and repayable in respect of such Zero Coupon Note shall be the amount calculated as provided in paragraph
(e)(iii) above as though the references therein to the date fixed for the redemption or the date upon which such Zero Coupon Note becomes due and payable were replaced by references to the date which is the earlier of:

         (i) the date on which all amounts due in respect of such Zero Coupon Note have been paid; and

         (ii) five days after the date on which the full amount of the moneys payable in respect of such Zero Coupon Note has been received by the Agent and notice to that effect has been given to the Noteholders in accordance with Condition 13.

7        TAXATION

         (a) The Issuer will, subject to the exceptions and limitations set forth below, pay to the holder of any Note, Receipt or Coupon who is a United States Alien (as defined below) as additional interest such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that every net payment on such Note, Receipt or Coupon, after deduction or other withholding for or on account of any present or future tax, assessment or governmental charge ("Tax") imposed upon such holder with respect to such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Note, Receipt or Coupon to be then due and payable. However, the Issuer will not be required to make any payment of Additional Amounts for or on account of:

         (i) any Tax that would not have been so imposed but for (1) the existence of any present or former connection between such holder or any beneficial owner of such Note, Receipt or Coupon (or between a fiduciary, settlor, beneficiary, member or shareholder of, or a person holding a power over, such holder or beneficial owner, if such holder or beneficial owner is an estate, trust, partnership or corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in a trade or business or present therein, or having or having had a permanent establishment therein, (2) the presentation of any Note, any Receipt or any Coupon for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later, or (3) such holder's or beneficial owner's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, or controlled foreign corporation for United States tax purposes, a private foundation or other foreign tax-exempt organization (as those terms are used for United States tax purposes), or a corporation that accumulates earnings to avoid United States Federal income tax;

         (ii) any estate, inheritance, gift, sales, transfer, wealth, personal property or similar Tax;

         (iii) any Tax that is payable otherwise than by deduction or withholding from a payment on a Note, Receipt or Coupon;

         (iv) any Tax required to be withheld or deducted by any Paying Agent in respect of any payment on a Note, Receipt or Coupon where such withholding or deduction could have been avoided by presenting the relevant Note, Receipt or Coupon to another Paying Agent;

         (v) any Tax that would not have been imposed but for a failure to comply with any applicable certification, information, identification, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Note, Receipt or Coupon if, without regard to any tax treaties, such compliance is required as a precondition to relief or exemption from such Tax;

         (vi)     any Tax imposed on interest received or beneficially owned by
                  (1) a person that actually or constructively holds 10 per cent. or more of the total combined voting power of all classes of stock of the Issuer entitled to vote or (2) a bank on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

         (vii) any Tax imposed on any payment on a Note, Receipt or Coupon to a holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of such Note, Receipt or Coupon;

         (viii) any Tax which would not have been imposed but for the fact that such Note, Receipt or Coupon constitutes a "United States real property interest" as defined in section 897(c)(1) of the United States Internal Revenue Code of 1986, as amended, with respect to the beneficial owner of such Note, Receipt or Coupon;

         (ix) any Tax payable by means of deduction or withholding imposed on a payment to an individual and required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to such Directive; or

         (x)      any combination of (i), (ii), (iii), (iv), (v), (vi), (vii),
                  (viii) and (ix) above,

         (b) Except as otherwise indicated, for purposes of these Terms and
Conditions:

                  (i) "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction;

                  (ii) "United States person" means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States Federal income taxation regardless of its source, (iv) a trust, the administration of which is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons, or (v) a trust in existence on 20 August, 1996, treated as a United States person prior to such date that was eligible to elect under applicable Treasury Regulations, and did elect, to be treated as a United States person; and

                  (iii) "United States Alien" means any person who is not a United States person.

         If the Issuer shall determine, based upon a written opinion of independent counsel of recognised standing, that any payment made outside the United States by the Issuer or any Paying Agent of any amount of principal or interest due with respect to any Note, Receipt or Coupon would be subject to any certification, documentation, information or other reporting requirement of any kind under any present or future United States laws or regulations, the effect of which requirement would be the disclosure to the Issuer, any Paying Agent or any governmental authority of the nationality, residence or identity (as distinguished from status as a United States Alien) of a beneficial owner of such Note, Receipt or Coupon who is a United States Alien (other than a requirement (a) that would not be applicable to a payment made by the Issuer or any Paying Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien, provided that, in any case referred to in clauses (a)(ii) or (b), payment by the custodian, nominee or other agent to the beneficial owner is not otherwise subject to any such requirement, or (c) that would not be applicable to a payment by at least one Paying Agent), the Issuer shall at its option either (x) redeem all (but not some only) of the outstanding Notes, at their Early Redemption Amount together with accrued interest (if any) thereon, or (y) if the conditions of the next succeeding paragraph are satisfied, pay the Additional Amounts specified in such paragraph. The Issuer shall make such determination as soon as practicable and publish prompt notice thereof in the manner specified in Condition 13 (the "DETERMINATION NOTICE"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Issuer will redeem the Notes or pay the Additional Amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next succeeding sentence. If the Notes are to be redeemed pursuant to this paragraph, such redemption shall take place on such date (which date, in the case of Floating Rate Notes or Index Linked Interest Notes, shall be an Interest Payment Date), not later than one year after the publication of the Determination Notice, as the Issuer shall elect by notice to the Agent at least 30 days before the date fixed for redemption. Notice of such redemption of the Notes will be given to the Noteholders by publication in the manner specified in Condition 13, the publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Notwithstanding the foregoing, the Issuer shall not so redeem the Notes if the Issuer shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments in respect of the Notes, Receipts and Coupons would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Issuer shall give prompt notice of such subsequent determination by publication in the manner specified in Condition 13 and any earlier redemption notice shall be revoked and of no further effect.

         (c) Notwithstanding the foregoing, if and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Issuer may elect, prior to publication of the Determination Notice, to pay as additional interest such Additional Amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Issuer or any Paying Agent in respect of any Note, any Receipt or any Coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity, other than status as a United States Alien, of such beneficial owner be disclosed to the Issuer, any Paying Agent or any governmental authority), after deducting or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the first parenthetical clause of the first sentence of the preceding paragraph, (ii) is imposed as a result of presentation of such Note, Receipt or Coupon for payment more than 10 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later, or (iii) is imposed as a result of the fact that the Issuer or any Paying Agent has actual knowledge that the beneficial owner of such Note, Receipt or Coupon is within the category of persons described above in paragraph (a)(i)(1) and (a)(i)(2) of this Condition), will not be less than the amount provided for in such Note, Receipt or Coupon to be then due and payable. If the Issuer elects to pay Additional Amounts pursuant to this paragraph, the Issuer shall continue to have the right to redeem all (but not some only) of the Notes at any time (in the case of Notes other than Floating Rate Notes and Index Interest Linked Interest Notes) or on any Interest Payment Date (in the case of Floating Rate Notes or Index Linked Interest Notes) subject to the provisions of the last two sentences of the immediately preceding paragraph. If the Issuer elects to pay Additional Amounts pursuant to this paragraph, and the condition specified in the first sentence of this paragraph can no longer be satisfied, then the Issuer shall redeem the Notes pursuant to the provisions of the immediately preceding paragraph.

8        PRESCRIPTION

         The Notes, Receipts and Coupons will become void unless presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) after the Relevant Date therefor.

         As used in these Terms and Conditions, the "RELEVANT DATE" means the date on which a payment in respect of a Note, Receipt or Coupon first becomes due, except that, if the full amount of the moneys payable has not been duly received by the Agent on or prior to such due date, it means the date on which, the full amount of such moneys having been so received, notice to that effect is duly given to the Noteholders in accordance with Condition 13.

         There shall not be included in any Coupon sheet issued on exchange of a Talon any Coupon the claim for payment in respect of which would be void pursuant to this Condition or Condition 5(b) or any Talon which would be void pursuant to Condition 5(b).

9        EVENTS OF DEFAULT

         Any one of the following events shall be "EVENTS OF DEFAULT" (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1)      default in the payment of the principal of any Note when due;
                  or

         (2) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days or more; or

         (3) default in the performance, or breach, of any other covenant of the Issuer in any Note, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by Noteholders holding at least 25 per cent. in aggregate principal amount of the Notes at the time outstanding a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any indebtedness for borrowed money of the Issuer or any Restricted Subsidiary now existing or hereinafter created, which default shall constitute a failure to pay principal of such indebtedness in an amount exceeding U.S.$50,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in an aggregate principal amount of such indebtedness exceeding U.S.$50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after there has been given by registered or certified mail, to the Issuer by Noteholders holding at least 25 per cent. in aggregate principal amount of the Notes at the time outstanding, a written notice specifying such default with respect to the other indebtedness and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

         (5)      the entry by a court having jurisdiction in the premises of
                  (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganisation or other similar law or (B) a decree or order adjudging the Issuer bankrupt or insolvent, or approving as properly filed a petition seeking reorganisation, arrangement, adjustment or composition of or in respect of the Issuer under any applicable United States Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Issuer of a voluntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganisation or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable United States Federal or State bankruptcy, insolvency, reorganisation or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganisation or relief under any applicable United States Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

         If an Event of Default occurs and is continuing, then in every such case each Noteholder may declare the Notes held by such Noteholder to be due and payable immediately, by a notice in writing to the Issuer in accordance with Condition 13, and upon any such declaration such Notes shall become immediately due and payable at their Early Redemption Amount together with interest accrued to the date of redemption.

10       REPLACEMENT OF NOTES, RECEIPTS, COUPONS AND TALONS

         Should any Note, Receipt, Coupon or Talon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Agent upon payment by the claimant of such costs and expenses as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Notes, Receipts, Coupons or Talons must be surrendered before replacements will be issued.

11       PAYING AGENTS

         The names of the initial Paying Agents and their initial specified offices are set out below.

         The Issuer is entitled to vary or terminate the appointment of any Paying Agent and/or appoint additional or other Paying Agents and/or approve any change in the specified office through which any Paying Agent acts, provided that:

         (i)      there will at all times be an Agent;

         (ii) so long as the Notes are listed on any stock exchange or admitted to listing by any other relevant authority, there will at all times be a Paying Agent with a specified office in such place as may be required by the rules and regulations of the relevant stock exchange or other relevant authority; and

         (iii) the Issuer undertakes that it will ensure that it maintains a Paying Agent in a Member State of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive.

         In addition, the Issuer shall forthwith appoint a Paying Agent having a specified office in New York City in the circumstances described in Condition 5(d). Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days' prior notice thereof shall have been given to the Noteholders in accordance with Condition 13.

         In acting under the Agency Agreement, the Paying Agents act solely as agents of the Issuer and do not assume any obligation to, or relationship of agency or trust with, any Noteholders, Receiptholders or Couponholders. The Agency Agreement contains provisions permitting any entity into which any Paying Agent is merged or converted or with which it is consolidated or to which it transfers all or substantially all of its assets to become the successor paying agent.

12       EXCHANGE OF TALONS

         On and after the Interest Payment Date on which the final Coupon comprised in any Coupon sheet matures, the Talon (if any) forming part of such Coupon sheet may be surrendered at the specified office of the Agent or any other Paying Agent in exchange for a further Coupon sheet including (if such further Coupon sheet does not include Coupons to (and including) the final date for the payment of interest due in respect of the Note to which it appertains) a further Talon, subject to the provisions of Condition 8.

13       NOTICES

         All notices regarding the Notes will be deemed to be validly given if published (i) in a leading English language daily newspaper of general circulation in London and (ii) if and for so long as the Notes are listed on the Luxembourg Stock Exchange, a daily newspaper of general circulation in Luxembourg. It is expected that such publication will be made in the Financial Times in London and the Luxemburger Wort in Luxembourg. The Issuer shall also ensure that notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Notes are for the time being listed or by which they have been admitted to listing. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in all required newspapers.

         The following sentence will not apply if not permitted by any relevant stock exchange (or any other relevant authority). Until such time as any definitive Notes are issued, there may, so long as any Global Notes representing the Notes are held in their entirety on behalf of Euroclear and/or Clearstream, Luxembourg, be substituted for such publication in such newspaper(s) the delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg for communication by them to the holders of the Notes. Any such notice shall be deemed to have been given to the holders of the Notes on the fourth weekday after the day on which the said notice was given to Euroclear and/or Clearstream, Luxembourg.

         Notices to be given by any Noteholder to the Issuer shall be in writing and given by lodging the same, together (in the case of any Note in definitive form) with the relative Note or Notes, with the Agent. Whilst any of the Notes are represented by a Global Note, such notice may be given by any holder of a Note to the Agent through Euroclear and/or Clearstream, Luxembourg, as the case may be, in such manner as the Agent and Euroclear and/or Clearstream, Luxembourg, as the case may be, may approve for this purpose.

14       MEETINGS OF NOTEHOLDERS, MODIFICATION AND WAIVER

         The Agency Agreement contains provisions for convening meetings of the Noteholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of the Notes, the Receipts, the Coupons or any of the provisions of the Agency Agreement. Such a meeting may be convened by the Issuer or Noteholders holding not less than 10 per cent. in nominal amount of the Notes for the time being remaining outstanding. The quorum at any such meeting for passing an Extraordinary Resolution is one or more persons holding or representing not less than 50 per cent. in nominal amount of the Notes for the time being outstanding, or at any adjourned meeting one or more persons being or representing Noteholders whatever the nominal amount of the Notes so held or represented, except that at any meeting the business of which includes the modification of certain provisions of the Notes, the Receipts or the Coupons (including modifying the date of maturity of the Notes or any date for payment of interest thereon, reducing or cancelling the amount of principal or the rate of interest payable in respect of the Notes or altering the currency of payment of the Notes, the Receipts or the Coupons), the quorum shall be one or more persons holding or representing not less than two-thirds in nominal amount of the Notes for the time being outstanding, or at any adjourned such meeting one or more persons holding or representing not less than one-third in nominal amount of the Notes for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Noteholders shall be binding on all the Noteholders, whether or not they are present at the meeting, and on all Receiptholders and Couponholders.

         The Agent and Issuer may agree, without the consent of the Noteholders, Receiptholders or Couponholders, to:

         (i) any modification (except as mentioned above) of the Agency Agreement which is not prejudicial to the interests of the Noteholders; or

         (ii) any modification of the Notes, the Receipts, the Coupons or the Agency Agreement which is of a formal, minor or technical nature or is made to correct a manifest error or to comply with mandatory provisions of the law.

         Any such modification shall be binding on the Noteholders, the Receiptholders and the Couponholders and any such modification shall be notified to the Noteholders in accordance with Condition 13 as soon as practicable thereafter.

15       FURTHER ISSUES

         The Issuer shall be at liberty from time to time without the consent of the Noteholders, the Receiptholders or the Couponholders to create and issue further notes having terms and conditions the same as the Notes or the same in all respects save for the amount and date of the first payment of interest thereon and so that the same shall be consolidated and form a single Series with the outstanding Notes.

16       GOVERNING LAW

         The Agency Agreement, the Notes, the Receipts and the Coupons are governed by, and shall be construed in accordance with, the laws of the State of New York.

17       WAIVER AND REMEDIES

         No right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. To the extent permitted by applicable law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         To the extent permitted by applicable law, no delay or omission of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by these Terms and Conditions or by law to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Noteholders, as the case may be.

                                      AGENT

                                 CITIBANK, N.A.

                               5 Carmelite Street
                                 London EC4Y 0PA
                                     England

                               OTHER PAYING AGENTS

             DEXIA BANQUE INTERNATIONAL A LUXEMBOURG SOCIETE ANONYME
                                 69 route d'Esch
                                L-2953 Luxembourg

and/or such other or further Agent or Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.

                                   SCHEDULE 3

                               FORM OF PUT NOTICE

                     INTERNATIONAL FINANCE LEASE CORPORATION
                       [TITLE OF RELEVANT SERIES OF NOTES]

By depositing this duly completed Notice with any Paying Agent for the above Series of Notes (the "NOTES") the undersigned holder of such Notes surrendered with this Notice and referred to below irrevocably exercises its option to have [the full/________] nominal amount of such Notes redeemed in accordance with Condition 6(d) on [redemption date].

This Notice relates to Notes in the aggregate nominal amount of________ bearing the following serial numbers:
________________________________________________________________________________

If the Notes referred to above are to be returned(1) to the undersigned under clause 10(4) of the Agency Agreement, they should be returned by post to:
_______________________________________________________________

PAYMENT INSTRUCTIONS

Please make payment in respect of the above-mentioned Notes by [cheque posted to the above address/transfer to the following bank account](2):

Bank:                __________________      Branch Address: ___________________

Branch Code:         __________________      Account Number: ___________________

Signature of holder: __________________

                   [To be completed by recipient Paying Agent]

Details of missing unmatured Coupons __________________(3)

Received by:      _______________________________________
                      [Signature and stamp of Paying Agent]

At its office at: ______________________                  On: __________________

NOTES:

(1) The Agency Agreement provides that Notes so returned will be sent by post, uninsured and at the risk of the Noteholder, unless the Noteholder otherwise requests and pays the costs of such insurance to the relevant Paying Agent at the time of depositing the Note referred to above.

(2)      Delete as applicable.

(3) Only relevant for Fixed Rate Notes (which are not also Index Linked Redemption Notes) in definitive form.

N.B. THE PAYING AGENT WITH WHOM THE ABOVE-MENTIONED NOTES ARE DEPOSITED WILL NOT IN ANY CIRCUMSTANCES BE LIABLE TO THE DEPOSITING NOTEHOLDER OR ANY OTHER PERSON FOR ANY LOSS OR DAMAGE ARISING FROM ANY ACT, DEFAULT OR OMISSION OF SUCH PAYING AGENT IN RELATION TO THE SAID NOTES OR ANY OF THEM UNLESS SUCH LOSS OR DAMAGE WAS CAUSED BY THE DEFAULT, NEGLIGENCE OR BAD FAITH OF SUCH PAYING AGENT OR ITS DIRECTORS, OFFICERS OR EMPLOYEES.

This Put Notice is not valid unless all of the paragraphs requiring completion are duly completed. Once validly given this Put Notice is irrevocable except in the circumstances set out in clause 10(4) of the Agency Agreement.

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                                       56

                                   SCHEDULE 4

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.       (1)      As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

                  (i) "VOTING CERTIFICATE" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                           (a) that on the date thereof Notes (not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any adjourned such meeting) bearing specified serial numbers were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Notes will cease to be so deposited or held until the first to occur of:

                                    (1)      the conclusion of the meeting
                                             specified in such certificate or,
                                             if applicable, any adjourned such
                                             meeting; and

                                    (2)      the surrender of the certificate to
                                             the Paying Agent who issued the
                                             same; and

                           (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Notes represented by such certificate;

                  (ii) "BLOCK VOTING INSTRUCTION" shall mean an English language document issued by a Paying Agent and dated in which:

                           (a) it is certified that Notes (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Notes will cease to be so deposited or held until the first to occur of:

                                    (1)      the conclusion of the meeting
                                             specified in such document or, if
                                             applicable, any adjourned such
                                             meeting; and

                                    (2)      the surrender to the Paying Agent
                                             not less than 48 hours before the
                                             time for which such meeting or any
                                             adjourned such meeting is convened
                                             of the receipt issued by such
                                             Paying Agent in respect of each
                                             such deposited Note which is to be
                                             released or (as the case may
                                             require) the Note or Notes ceasing
                                             with the agreement of the Paying
                                             Agent to be held to its order or
                                             under its control and the giving of
                                             notice by the Paying Agent to the
                                             Issuer in accordance with

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                                       57

                                             paragraph 17 hereof of the
                                             necessary amendment to the block
                                             voting instruction;

                           (b) it is certified that each holder of such Notes has instructed such Paying Agent that the vote(s) attributable to the Note or Notes so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                           (c) the total number, total nominal amount and the serial numbers (if available) of the Notes so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                           (d) one or more persons named in such document (each hereinafter called a "PROXY") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in paragraph (c) above as set out in such document.

                           The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates and the Paying Agent with which such Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Notes.

         (2) References herein to the "NOTES" are to the Notes in respect of which the relevant meeting is convened.

2. The Issuer may at any time and, upon a requisition in writing of Noteholders holding not less than ten per cent. in nominal amount of the Notes for the time being outstanding, shall convene a meeting of the Noteholders and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the requisitionists. Whenever the Issuer is about to convene any such meeting it shall forthwith give notice in writing to the Agent and the Dealers of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place as the Agent may approve (such approval not to be unreasonably withheld or delayed).

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of the meeting shall be given to the Noteholders prior to any meeting of the Noteholders in the manner provided by Condition 13. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be

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                                       58

         necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents for the purpose of obtaining voting certificates or appointing proxies not less than 24 hours before the time fixed for the meeting or that, in the case of corporations, they may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the Issuer).

4. Some person (who may but need not be a Noteholder) nominated in writing by the Issuer shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting, the Noteholders present shall choose one of their number to be Chairman.

5. At any such meeting one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than twenty per cent. in nominal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than 50 per cent. in nominal amount of the Notes for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

         (i) modification of the Maturity Date of the Notes or reduction or cancellation of the nominal amount payable upon maturity; or

         (ii) reduction or cancellation of the amount payable or modification of the payment date in respect of any interest in respect of the Notes or variation of the method of calculating the rate of interest in respect of the Notes; or

         (iii) reduction of any Minimum Interest Rate and/or Maximum Interest Rate specified in the applicable Pricing Supplement; or

         (iv) modification of the currency in which payments under the Notes are to be made; or

         (v) modification of the majority required to pass an Extraordinary Resolution; or

         (vi) the sanctioning of any such scheme or proposal as is described in paragraph 18(F) below; or

         (vii) alteration of this proviso or the proviso to paragraph 6 below;

         the quorum shall be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than two-thirds in nominal amount of the Notes for the time being outstanding.

6. If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman and approved by the Agent) and at such adjourned meeting one or more persons present holding Notes or voting certificates or being proxies (whatever the nominal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above the quorum shall be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than one-third in nominal amount of the Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that one or more persons present holding Notes or voting certificates or being proxies at the adjourned meeting whatever the nominal amount of the Notes held or represented by them will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy.

9. At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by one or more persons present holding Notes or voting certificates or being proxies (whatever the nominal amount of the Notes so held by them), a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

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                                       60

13. Any director or officer of the Issuer and its lawyers and financial advisers may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of "OUTSTANDING" in clause 1(2) of this Agreement, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requisitioning the convening of such a meeting unless he either produces the Note or Notes of which he is the holder or a voting certificate or is a proxy. Neither the Issuer nor any of its Subsidiaries shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company and no other person shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company. Nothing herein contained shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative of or otherwise connected with the Issuer.

14.      Subject as provided in paragraph 13 hereof at any meeting:

         (A) on a show of hands every person who is present in person and produces a Note or voting certificate or is a proxy shall have one vote; and

         (B) on a poll every person who is so present shall have one vote in respect of:

                  (i) in the case of a meeting of the holders of Notes all of which are denominated in a single currency, each minimum integral amount of such currency; and

                  (ii) in the case of a meeting of the holders of Notes denominated in more than one currency, each U.S.$1.00 or, in the case of a Note denominated in a currency other than U.S. dollars, the equivalent of U.S.$1.00 in such currency at the Agent's spot buying rate for the relevant currency against U.S. dollars at or about 11.00 a.m. (London time) on the date of publication of the notice of the relevant meeting (or of the original meeting of which such meeting is an adjournment), or such other amount as the Agent shall in its absolute discretion stipulate in nominal amount of Notes so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

         Without prejudice to the obligations of the proxies named in any block voting instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction need not be Noteholders.

16. Each block voting instruction together (if so requested by the Issuer) with proof satisfactory to the Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Agent shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A certified copy of each block voting instruction shall be deposited with the Agent before the commencement of the meeting or adjourned meeting but the Agent shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction.

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                                       61

17. Any vote given in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholders' instructions pursuant to which it was executed PROVIDED THAT no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been approved by the Agent for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

18. A meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only, namely:

         (a) power to sanction any compromise or arrangement proposed to be made between the Issuer and the Noteholders, Receiptholders and Couponholders or any of them;

         (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders, Receiptholders and Couponholders against the Issuer or against any of its property whether such rights shall arise under this Agreement, the Notes, the Receipts or the Coupons or otherwise;

         (c) power to assent to any modification of the provisions contained in this Agreement or the Conditions, the Notes, the Receipts or the Coupons which shall be proposed by the Issuer;

         (d) power to give any authority or sanction which under the provisions of this Agreement or the Notes is required to be given by Extraordinary Resolution;

         (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

         (f) power to sanction any scheme or proposal for the exchange or sale of the Notes for, or the conversion of the Notes into or the cancellation of the Notes in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash; and

         (g) power to approve the substitution of any entity in place of the Issuer (or any previous substitute) as the principal debtor in respect of the Notes, the Receipts and the Coupons.

19. Any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provision hereof shall be binding upon all the Noteholders whether present or not present at such meeting and whether or not voting and upon all Couponholders and Receiptholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published in accordance with Condition 13 by the Issuer within 14 days

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                                       62

         of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.

20. The expression "EXTRAORDINARY RESOLUTION" when used in this Agreement or the Conditions means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained by a majority consisting of not less than 75 per cent. of the persons voting thereat upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than 75 per cent. of the votes given on such poll.

21. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any such minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

                                   SCHEDULE 5

                 FORMS OF GLOBAL AND DEFINITIVE NOTES, RECEIPTS,
                               COUPONS AND TALONS

                                     PART I

                          FORM OF TEMPORARY GLOBAL NOTE

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

                     INTERNATIONAL LEASE FINANCE CORPORATION

                              TEMPORARY GLOBAL NOTE

This Global Note is a Temporary Global Note in respect of a duly authorised issue of Notes (the "NOTES") of International Lease Finance Corporation (the "ISSUER") described, and having the provisions specified, in the Pricing Supplement attached hereto (the "PRICING SUPPLEMENT"). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in
Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of (i) that Schedule or (ii) this Global Note and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the "AGENCY AGREEMENT", which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 15th May, 2002 and made between the Issuer, Citibank, N.A. (the "AGENT") and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as

(1)     Use this legend for Notes with a maturity of more than 183 days.

(2) Use this legend in the case of Notes with a maturity of 183 days or less provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at 5 Carmelite Street, London EC4Y 0PY or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation, as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part II, III or IV of Schedule One or Schedule Two hereto.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream, Luxembourg or Euroclear a certificate, substantially in the form set out in Schedule Three hereto, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes (as shown by its records) a certificate in or substantially in the form of Certificate "A" as set out in Schedule Three hereto. The bearer of this Global Note will not be entitled to receive any payment of interest hereon due on or after the Exchange Date unless upon due certification exchange of this Global Note is improperly withheld or refused.

On or after the date (the "EXCHANGE DATE") which is the later of (i) 40 days after the Issue Date and (ii) 40 days after the completion of the distribution of the Tranche of Notes represented by this Global Note, as certified by the relevant Dealer (in the case of a non-syndicated issue) or the relevant lead manager (in the case of a syndicated issue), this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Pricing Supplement, either (i) security printed Definitive Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Parts III, IV, V and VI respectively of Schedule 5 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been endorsed on or attached to such Definitive Notes) or (ii) a Permanent Global Note in or substantially in the form set out in Part II of Schedule 5 to the Agency Agreement (together with the Pricing Supplement attached thereto), in each case upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note and subject, in the case of Definitive Notes, to such notice period as is specified in the Pricing Supplement.

If Definitive Notes and (if applicable) Coupons, Receipts and/or Talons have already been issued in exchange for all the Notes represented for the time being by the Permanent Global Note, then this Global Note may only thereafter be exchanged for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons pursuant to the terms hereof.

Presentation of this Global Note for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The Issuer shall procure that the Definitive Notes or (as the case may be) the

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                                       65

Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule Three hereto, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule Three hereto. The aggregate nominal amount of Definitive Notes or interests in a Permanent Global Note issued upon an exchange of this Global Note will, subject to the terms hereof, be equal to the aggregate nominal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such nominal amount does not exceed the aggregate nominal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged. On any exchange of this Global Note for a Permanent Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two to the Permanent Global Note and the relevant space in Schedule Two thereto recording such exchange shall be signed by or on behalf of the Issuer.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented hereby.

The Issuer hereby irrevocably agrees that in the event that (i) this Global Note is not duly exchanged, whether in whole or in part, for a Permanent Global Note or, as the case may be, Definitive Notes by 6.00 p.m. (London time) on the thirtieth day after the time on which such exchange is first requested in accordance with the terms hereof or (ii) an Event of Default occurs in respect of any Note represented by this Global Note and such Note is not duly redeemed (or the funds required for such redemption are not available to the Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the seventh day after the day on which such Note became immediately redeemable, each Accountholder (as defined below) or its successors or assigns may, provided the required certifications have been made, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Global Note which is credited to such Accountholder's securities account with Euroclear and/or Clearstream, Luxembourg as fully as though such Note were evidenced by a Definitive Note without the production of this Global Note, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note. The face amount of this Global Note shall be reduced by the face amount, if any, of each Note represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant Accountholders or their successors or assigns.

"ACCOUNTHOLDER" means each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error).

This Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

    Authenticated without recourse,
        warranty or liability by

CITIBANK, N.A.

By:

                    SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS

              Total amount of      Amount of interest     Confirmation of payment
Date made     interest payable            paid            on behalf of the Issuer
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________

                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS

              Total amount of           Amount of         Remaining nominal amount      Confirmation of
  Date          Instalment         Instalment Amounts        of this Global Note       payment on behalf
  made        Amounts payable             paid            following such payment*        of the Issuer
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                                    PART III

                                   REDEMPTIONS

              Total amount of                             Remaining nominal amount         Confirmation of
  Date          principal              Amount of            of this Global Note          redemption on behalf
  made           payable             principal paid       following such redemption*        of the Issuer
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                                     PART IV

                           PURCHASES AND CANCELLATIONS

                                          Remaining nominal amount
              Part of nominal amount        of this Global Note        Confirmation of purchase
  Date         of this Global Note         following such purchase       and cancellation on
  made        purchased and cancelled        and cancellation*           behalf of the Issuer
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                    SCHEDULE TWO TO THE TEMPORARY GLOBAL NOTE

                                    EXCHANGES
                  FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Global Note have been made:

               Nominal amount of this
                Global Note exchanged       Remaining nominal amount
  Date        for Definitive Notes or a       of this Global Note        Notation made on behalf
  made          Permanent Global Note       following such exchange*          of the Issuer
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                   SCHEDULE THREE TO THE TEMPORARY GLOBAL NOTE

                     FORM OF CERTIFICATE TO BE PRESENTED BY
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                     INTERNATIONAL LEASE FINANCE CORPORATION
                              [Title of Securities]

                               (the "SECURITIES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a beneficial interest in a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Agency Agreement, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not (a) individuals who are citizens or residents of the United States, (b) corporations, partnerships, or other entities created or organised in or under the laws of the United States, (c) an estate, the income of which is subject to United States Federal income taxation regardless of its source or (d) a trust, if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Sections 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT") then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

We will retain all certificates received from Member Organisations for the period specified in U.S. Treasury Regulation Section 1.163-5(C)(2)(i) (D)(3)(i).

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [     ]*

Yours faithfully,

[Euroclear Bank S.A./N.V., as operator of the Euroclear System]/[Clearstream, Luxembourg]
By:

*        To be dated no earlier than the Exchange Date.

                                 CERTIFICATE "A"

                     INTERNATIONAL LEASE FINANCE CORPORATION
                              [Title of Securities]

                               (the "SECURITIES")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not (a) individuals who are citizens or residents of the United States, (b) corporations, partnerships, or other entities created or organised in or under the laws of the United States, (c) an estate, the income of which is subject to United States Federal income taxation regardless of its source or (d) a trust, if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex or facsimile on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [      ] of such interest in
the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [     ] *

[Name of Person Making Certification]

By:

* To be dated no earlier than the fifteenth day prior to the Exchange Date.

                                     PART II

                          FORM OF PERMANENT GLOBAL NOTE

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

                     INTERNATIONAL LEASE FINANCE CORPORATION

                              PERMANENT GLOBAL NOTE

This Global Note is a Permanent Global Note in respect of a duly authorised issue of Notes (the "NOTES") of International Lease Finance Corporation (the "ISSUER") described, and having the provisions specified, in the Pricing Supplement or Pricing Supplements attached hereto (together the "PRICING SUPPLEMENT"). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of
(i) that Schedule or (ii) this Global Note and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the "AGENCY AGREEMENT", which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 15th May, 2002 and made between the Issuer, Citibank, N.A. (the "AGENT") and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at 5 Carmelite Street, London EC4Y 0PA or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes. On any redemption or payment of an instalment or interest being made in

(1)        Use this legend for Notes with a maturity of more than 183 days.

(2)        Use this legend for Notes with a maturity of 183 days or less.

respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid, or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part II, III or IV of Schedule One or Schedule Two hereto.

The Notes will initially have been represented by a Temporary Global Note. On any exchange of any such Temporary Global Note for this Global Note or any part hereof, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge), for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Parts III, IV, V and VI respectively of Schedule 5 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been endorsed on or attached to such Definitive Notes) upon not less than 60 days' written notice being given to the Agent by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note.

Any such exchange as aforesaid will be made upon presentation of this Global Note at the office of the Agent specified above by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note.

On an exchange of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented hereby.

The Issuer hereby irrevocably agrees that in the event that (i) this Global Note is not duly exchanged for Definitive Notes by 6.00 p.m. (London time) on the thirtieth day after the time on which such exchange is first requested in accordance with the terms hereof or (ii) an Event of Default occurs in respect of any Note represented by this Global Note and such Note is not duly redeemed (or the funds required for such redemption are not available to the Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the seventh day after the day on which such Note became immediately redeemable, each Accountholder (as defined below) or its successors or assigns may, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Global Note which is credited to such Accountholder's securities account with a Euroclear and/or Clearstream, Luxembourg as fully as though such Note were evidenced by a Definitive Note without the production of this Global Note, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note. The face amount of this Global Note shall be reduced by the face amount, if any, of each Note represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant Accountholders or their successors or assigns.

"ACCOUNTHOLDER" means each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error).

This Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

    Authenticated without recourse,
        warranty or liability by

CITIBANK, N.A.

By:

                    SCHEDULE ONE TO THE PERMANENT GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS

              Total amount of      Amount of interest     Confirmation of payment
Date made     interest payable            paid            on behalf of the Issuer
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________
_________     ________________     __________________     _______________________

                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS

              Total amount of           Amount of         Remaining nominal amount      Confirmation of
  Date          Instalment         Instalment Amounts        of this Global Note       payment on behalf
  made        Amounts payable             paid            following such payment*        of the Issuer
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________
_________     ________________     __________________     ________________________     _________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                                    PART III

                                   REDEMPTIONS

              Total amount of          Amount of          Remaining nominal amount         Confirmation of
  Date          principal            principal paid         of this Global Note          redemption on behalf
  made           payable                                  following such redemption*        of the Issuer
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________
_________     ________________     __________________     __________________________     ____________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                                     PART IV

                           PURCHASES AND CANCELLATIONS

                                          Remaining nominal amount
              Part of nominal amount        of this Global Note        Confirmation of purchase
  Date         of this Global Note         following such purchase       and cancellation on
  made        purchased and cancelled        and cancellation*           behalf of the Issuer
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________
_________     _______________________     ________________________     ________________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                    SCHEDULE TWO TO THE PERMANENT GLOBAL NOTE

                              SCHEDULE OF EXCHANGES

The following exchanges affecting the nominal amount of this Global Note have been made:

             Nominal amount of Temporary    Remaining nominal amount
  Date          Global Note exchanged         of this Global Note        Notation made on behalf
  made          for this Global Note        following such exchange*          of the Issuer
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________
_________     _________________________     ________________________     _______________________

* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.

                                    PART III

                             FORM OF DEFINITIVE NOTE

[Face of Note]

---------------------------------------------------------------------------
      00         000000       [ISIN]        00       000000
---------------------------------------------------------------------------

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.] (1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

                     INTERNATIONAL LEASE FINANCE CORPORATION
            [Specified Currency and Nominal Amount of Tranche] Notes

This Note is one of a duly authorised issue of Notes denominated in the Specified Currency (the "NOTES") of International Lease Finance Corporation (the "ISSUER"). References herein to the Conditions shall be to the Terms and Conditions [endorsed hereon/attached hereto/set out in Schedule 2 to the Agency Agreement (as defined below) which shall be incorporated by reference herein and have effect as if set out herein] as modified and supplemented by the Pricing Supplement (the "PRICING SUPPLEMENT") (or the relevant provisions of the Pricing Supplement) endorsed hereon but, in the event of any conflict between the provisions of the Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail.

This Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the "AGENCY AGREEMENT", which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 15th May,2002 and made between the Issuer, Citibank, N.A. (the "AGENT") and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof [on each Instalment Date and] on the Maturity Date and/or on such earlier date(s) as this Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of this Note on each such date and to pay interest (if any) on this Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions.

This Note shall not be validly issued unless authenticated by the Agent.

(1)        Use this legend for Notes with a maturity of more than 183 days.

(2)        Use this legend for Notes with a maturity of 183 days or less.

IN WITNESS whereof the Issuer has caused this Note to be duly executed on its behalf.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

Authenticated without recourse,
     warranty or liability by

CITIBANK, N.A.

By:

[Reverse of Note]

                              TERMS AND CONDITIONS

                    [Terms and Conditions to be as set out in
                       Schedule 2 to the Agency Agreement]

                                     PART IV

                                 FORM OF COUPON

[Face of Coupon]

                     INTERNATIONAL LEASE FINANCE CORPORATION

               [SPECIFIED CURRENCY AND NOMINAL AMOUNT OF TRANCHE]
                                      NOTES

PART A

FOR FIXED RATE NOTES:

This Coupon is payable to bearer, separately                  Coupon for
negotiable and subject to the Terms and                       [     ]
Conditions of the Notes to which it appertains.               due on
                                                              [     ]

PART B

FOR FLOATING RATE NOTES OR INDEX LINKED INTEREST NOTES:

Coupon for the amount due in accordance with                  Coupon due
the Terms and Conditions of the Notes to which                in [     ]
it appertains on the Interest Payment Date falling
in [    ].

This Coupon is payable to bearer, separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.] (1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

00            000000          [ISIN]        00             000000

(1)        Use this legend for Notes with a maturity of more than 183 days.

(2)        Use this legend for Notes with a maturity of 183 days or less.

                                     PART V

                                 FORM OF RECEIPT

[Face of Receipt]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.] (1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

                     INTERNATIONAL LEASE FINANCE CORPORATION

            [SPECIFIED CURRENCY AND NOMINAL AMOUNT OF TRANCHE] NOTES

                                 Series No. [       ]

Receipt for the sum of [      ] being the instalment of principal payable in
accordance with the Terms and Conditions endorsed on the Note to which this
Receipt appertains (the "CONDITIONS") on [      ].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

(1)        Use this legend for Notes with a maturity of more than 183 days.

(2)        Use this legend for Notes with a maturity of 183 days or less.

                                     PART VI

                                  FORM OF TALON

[Face of Talon]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.] (1) [BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](2)

                     INTERNATIONAL LEASE FINANCE CORPORATION

            [SPECIFIED CURRENCY AND NOMINAL AMOUNT OF TRANCHE] NOTES

                                 Series No. [      ]

On and after [     ] further Coupons [and a further Talon] appertaining to the
Note to which this Talon appertains will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Notes to which this Talon appertains.

INTERNATIONAL LEASE FINANCE CORPORATION

By:

(1)        Use this legend for Notes with a maturity of more than 183 days.

(2)        Use this legend for Notes with a maturity of 183 days or less.

[Reverse of Coupon, Receipt and Talon]

                                      AGENT

                                 CITIBANK, N.A.

                               5 Carmelite Street,
                                 London EC4Y 0PA
                                     England

                               OTHER PAYING AGENTS

             DEXIA BANQUE INTERNATIONAL A LUXEMBOURG SOCIETE ANONYME
                                 69 route d'Esch
                                L-2953 Luxembourg

and/or such other or further Agent or other Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.

                                   SIGNATORIES

THE ISSUER

INTERNATIONAL LEASE FINANCE CORPORATION

By:  /s/ ALAN H. LUND  /s/ PAMELA HENDRY

THE AGENT

CITIBANK, N.A.

By:  /s/ DAVID MARES

THE OTHER PAYING AGENTS

DEXIA BANQUE INTERNATIONALE a LUXEMBOURG, SOCIETE ANONYME

By:  /s/ JEAN-JACQUES KINNEN  /s/ MARIELLE BROSSEL

                                                                  CONFORMED COPY

                              DATED 28TH MAY, 2004

                     INTERNATIONAL LEASE FINANCE CORPORATION

                               U.S. $7,000,000,000
                         EURO MEDIUM TERM NOTE PROGRAMME

                         ------------------------------

                                AGENCY AGREEMENT
                             (AMENDED AND RESTATED)

                         ------------------------------

                              [ALLEN & OVERY LOGO]

                                ALLEN & OVERY LLP

                                     LONDON

                                    CONTENTS

CLAUSE                                                                                               PAGE
1.       Definitions and interpretation.........................................................       1
2.       Appointment of Agents..................................................................       6
3.       Issue of Global Notes..................................................................       7
4.       Exchange of Global Notes...............................................................       8
5.       Determination of end of Distribution Compliance Period.................................      10
6.       Terms of Issue.........................................................................      10
7.       Payments...............................................................................      11
8.       Determinations and notifications in respect of Notes and Interest Determination........      13
9.       Notice of any withholding or deduction.................................................      15
10.      Duties of the paying Agents in connection with early redemption........................      15
11.      Receipt and Publication of Notices.....................................................      16
12.      Cancellation of Notes, Receipts, Coupons and Talons....................................      16
13.      Issue of replacement Notes, Receipts, Coupons and Talons...............................      17
14.      Copies of documents available for inspection...........................................      18
15.      Meetings of Noteholders................................................................      19
16.      Commissions and expenses...............................................................      19
17.      Indemnity..............................................................................      19
18.      Responsibility of the Paying Agents....................................................      19
19.      Conditions of appointment..............................................................      20
20.      Communication between the parties......................................................      21
21.      Changes in Paying Agents...............................................................      21
22.      Merger and consolidation...............................................................      23
23.      Notification of changes to Paying Agents...............................................      23
24.      Change of specified office.............................................................      23
25.      Communications.........................................................................      23
26.      Taxes and stamp duties.................................................................      24
27.      Amendments.............................................................................      24
28.      Descriptive headings...................................................................      24
29.      Governing law and submission to jurisdiction...........................................      24
30.      Counterparts...........................................................................      25

SCHEDULES

Schedule 1 Form of Calculation Agency Agreement.................................................      26
Schedule 2 Terms and Conditions of the Notes....................................................      33
Schedule 3 Form of Put Notice...................................................................      55
Schedule 4 Provisions for Meetings of Noteholders...............................................      56
Schedule 5 Forms of Global and Definitive Notes, Receipts, Coupons and Talons...................      63
Signatories.....................................................................................      89